SEC. File Nos. 033-12967

811-05085

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 54

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 56

CAPITAL INCOME BUILDER

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Michael W. Stockton, Secretary

Capital Income Builder

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Mark C. Easton

O'Melveny & Myers LLP

400 South Hope Street

Los Angeles, California 90071-2899

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on January 1, 2019, pursuant to paragraph (b) of Rule 485.

Capital Income Builder® Prospectus January 1, 2019

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T
	CAIBX	CIBCX	TCIBX	CIBFX	CAIFX	CFIHX	CIRAX	CIRCX	CIREX	TCBBX
Class	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	CIRFX	RIRAX	RIRBX	RCEEX	RIRCX	RIREX	RIRHX	RIRFX	RIRGX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive reports in paper will apply to all funds held with American Funds or through your financial intermediary.

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of contents

Investment objectives	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	4
Management	6
Purchase and sale of fund shares	6
Tax information	7
Payments to broker-dealers and other financial intermediaries	7
Investment objectives, strategies and risks	8
Management and organization	13
Shareholder information	16
Purchase, exchange and sale of shares	17
How to sell shares	22
Distributions and taxes	26
Choosing a share class	27
Sales charges	29
Sales charge reductions and waivers	33
Rollovers from retirement plans to IRAs	40
Plans of distribution	41
Other compensation to dealers	42
Fund expenses	43
Financial highlights	46
Appendix	52

Investment objectives The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 33 of the prospectus and on page 76 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A and 529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%	none	none	0.23%
Other expenses	0.10%	0.14%	0.13%	0.18%	0.17%	0.06%	0.20%
Total annual fund operating expenses	0.58%	1.37%	0.61%	0.66%	0.40%	0.29%	0.66%

Share class:	529-C	529-E	529-T	529-F-1	R-1	R-2	R-2E
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	1.00%	0.50%	0.25%	0.00%	1.00%	0.75%	0.60%
Other expenses	0.21%	0.16%	0.20%	0.20%	0.16%	0.41%	0.27%
Total annual fund operating expenses	1.44%	0.89%	0.68%	0.43%	1.39%	1.39%	1.10%

Share class:	R-3	R-4	R-5E	R-5	R-6
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.50%	0.25%	none	none	none
Other expenses	0.22%	0.16%	0.21%	0.11%	0.06%
Total annual fund operating expenses	0.95%	0.64%	0.44%	0.34%	0.29%

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Capital Income Builder / Prospectus     1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	R-1	R-2
1 year	$ 631	$ 239	$311	$ 67	$ 41	$ 30	$ 639	$ 247	$ 91	$ 318	$ 44	$ 142	$ 142
3 years	750	434	440	211	128	93	774	456	284	462	138	440	440
5 years	880	750	582	368	224	163	922	787	493	619	241	761	761
10 years	1,259	1,646	993	822	505	368	1,350	1,724	1,096	1,075	542	1,669	1,669

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$ 112	$ 97	$ 65	$ 45	$ 35	$ 30		1 year	$ 139	$ 147
3 years	350	303	205	141	109	93		3 years	434	456
5 years	606	525	357	246	191	163		5 years	750	787
10 years	1,340	1,166	798	555	431	368		10 years	1646	1,724

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal investment strategies The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

2     Capital Income Builder / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Capital Income Builder / Prospectus     3

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The 70%/30% MSCI ACWI/Bloomberg Barclays Index is a composite blend of 70% of the MSCI ACWI and 30% of the Bloomberg Barclays U.S. Aggregate Index and represents a broad measure of the global stock and bond markets, including market sectors in which the fund may invest. The Lipper Global Equity Income Funds Average includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

4     Capital Income Builder / Prospectus

Average annual total returns For the periods ended December 31, 2017 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	7/30/1987	7.67%	6.48%	3.74%	9.13%
— After taxes on distributions		6.39	5.41	2.74	N/A
— After taxes on distributions and sale of fund shares		5.19	4.88	2.74	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	3/15/2001	12.32%	6.89%	3.51%	6.76%
F-1	3/15/2001	14.14	7.67	4.30	7.24
F-2	8/1/2008	14.45	7.96	N/A	6.04
529-A	2/19/2002	7.57	6.38	3.65	6.97
529-C	2/20/2002	12.27	6.82	3.45	6.82
529-E	3/1/2002	13.87	7.40	4.00	6.97
529-F-1	9/17/2002	14.40	7.89	4.50	7.86
R-1	6/11/2002	13.31	6.89	3.52	6.28
R-2	5/31/2002	13.31	6.91	3.51	6.17
R-2E	8/29/2014	13.68	N/A	N/A	4.49
R-3	6/4/2002	13.82	7.37	3.98	6.69
R-4	5/20/2002	14.15	7.69	4.30	7.00
R-5E	11/20/2015	14.41	N/A	N/A	9.12
R-5	5/15/2002	14.50	8.01	4.61	7.32
R-6	5/1/2009	14.56	8.07	N/A	10.17

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
MSCI All Country World Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	23.97%	10.80%	4.65%	N/A
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	3.54	2.10	4.01	6.38%
70%/30% MSCI ACWI/Bloomberg Barclays Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	17.50	8.24	4.77	N/A
Lipper Global Equity Income Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	17.29	8.65	3.42	N/A
Class A annualized 30-day yield at October 31, 2018: 3.32% (For current yield information, please call American FundsLine® at (800) 325-3590.)

Capital Income Builder / Prospectus     5

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Winnie Kwan Senior Vice President and Trustee	12 years	Partner – Capital Research Global Investors
David A. Hoag Co-President	15 years	Partner – Capital Fixed Income Investors
James B. Lovelace Co-President	27 years	Partner — Capital Research Global Investors
Steven T. Watson Co-President	12 years	Partner – Capital International Investors
Joyce E. Gordon Senior Vice President	19 years	Partner – Capital Research Global Investors
David M. Riley Senior Vice President	15 years	Partner – Capital Research Global Investors
Bradley J. Vogt Senior Vice President	10 years	Partner — Capital Research Global Investors
Grant L. Cambridge Vice President	6 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	9 years	Partner – Capital Research Global Investors
David S. Lee	8 years	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	4 years	Partner – Capital Fixed Income Investors
Philip Winston	5 years	Partner – Capital International Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

6     Capital Income Builder / Prospectus

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Capital Income Builder / Prospectus     7

Investment objectives, strategies and risks The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States, including developing countries.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities, including preferred stocks and convertible preferred stocks). Generally, the fund may invest in common stocks of companies with a broad range of capitalizations. In addition, the fund may invest in bonds and other debt securities of any maturity or duration, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund’s debt obligations will consist primarily of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest to a limited extent in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

8     Capital Income Builder / Prospectus

The following are principal risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater

Capital Income Builder / Prospectus     9

price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the fund.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of debt securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, certain of the fund’s debt securities may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

10     Capital Income Builder / Prospectus

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

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Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not shown. The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 70%/30% MSCI ACWI/Bloomberg Barclays Index blends the MSCI All Country World Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 70% and 30%, respectively. This assumes the blend is rebalanced monthly. The MSCI All Country World Index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results for the blend are not shown. The Lipper Global Equity Income Funds Average is composed of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities of domestic and foreign corporations. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. This average was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not shown.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” The management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s annual report to shareholders for the fiscal year ended October 31, 2018.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

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Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, individual managers may allocate a portion of their segment of the fund to fixed income managers in the fund, and Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Winnie Kwan	Investment professional for 22 years in total; 19 years with Capital Research and Management Company or affiliate	12 years (plus 4 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
David A. Hoag	Investment professional for 31 years in total; 27 years with Capital Research and Management Company or affiliate	15 years	Serves as a fixed-income portfolio manager
James B. Lovelace	Investment professional for 37 years, all with Capital Research and Management Company or affiliate	27 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Steven T. Watson	Investment professional for 31 years in total; 29 years with Capital Research and Management Company or affiliate	12 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Joyce E. Gordon	Investment professional for 39 years, all with Capital Research and Management Company or affiliate	19 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager

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Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
David M. Riley	Investment professional for 24 years, all with Capital Research and Management Company or affiliate	15 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Bradley J. Vogt	Investment professional for 31 years, all with Capital Research and Management Company or affiliate	10 years (plus 13 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Grant L. Cambridge	Investment professional for 26 years in total; 22 years with Capital Research and Management Company or affiliate	6 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
L. Alfonso Barroso	Investment professional for 24 years, all with Capital Research and Management Company or affiliate	9 years (plus 13 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
David S. Lee	Investment professional for 19 years in total; 16 years with Capital Research and Management Company or affiliate	8 years (plus 9 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager
Fergus N. MacDonald	Investment professional for 26 years in total; 15 years with Capital Research and Management Company or affiliate	4 years (plus 9 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager
Philip Winston	Investment professional for 34 years in total; 22 years with Capital Research and Management Company or affiliate	5 years	Serves as an equity portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Capital Income Builder / Prospectus     15

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares, (ii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

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Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. The fund has adopted procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

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Purchase of Class A, C and T shares You may generally open an account and purchase Class A, C and T shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class F-1 shares and Class 529-C shares automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class F-1 shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Group. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Capital Income Builder / Prospectus     19

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Group. Class 529-A, 529-C, 529-T and 529-F-1 shares are structured similarly to the corresponding Class A, C, T and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are not available to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

20     Capital Income Builder / Prospectus

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F-1 shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Fund will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of another American Fund will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

Capital Income Builder / Prospectus     21

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

· Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

22     Capital Income Builder / Prospectus

Under normal conditions, the fund typically expects to meet shareholder redemptions by monitoring the fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Capital Income Builder / Prospectus     23

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

· purchases and redemptions of shares having a value of less than $5,000;

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchases and redemptions in community foundation accounts;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts if American Funds Service Company determines that its

24     Capital Income Builder / Prospectus

surveillance procedures are adequate to detect frequent trading in fund shares in such accounts.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

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Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

26     Capital Income Builder / Prospectus

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F-1 shares are available (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F-1 shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and

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corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

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Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Class A shares purchased before August 14, 2017 are subject to a contingent deferred sales charge period of 12 months.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs; and

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for

Capital Income Builder / Prospectus     29

these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

30     Capital Income Builder / Prospectus

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F-1 shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

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See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

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Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated

Capital Income Builder / Prospectus     33

with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently

34     Capital Income Builder / Prospectus

have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all American Funds share classes (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made

Capital Income Builder / Prospectus     35

under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

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Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

Capital Income Builder / Prospectus     37

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The contingent deferred sales charge on Class A shares of the American Funds may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

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Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

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Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Other sales charge waivers Waivers of all or a portion of the contingent deferred sales charge on Class C shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

40     Capital Income Builder / Prospectus

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class T, F-1, 529-A, 529-T, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table on page 1 of this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

Capital Income Builder / Prospectus     41

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to no more than the top 60 dealers (or their affiliates) that have sold shares of American Funds. The payment will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Class R shares and other retirement assets (for example, IRAs in advisory programs) are generally excluded from the formula. Dealers may direct American Funds Distributors to exclude additional assets. In addition to the asset-based payment, American Funds Distributors makes a payment of $5 million to the top six firms in terms of American Funds assets under management to recognize the depth of the commitment each of those firms has made to collaborating with American Funds Distributors on achieving advisor training and education objectives.

American Funds Distributors makes these additional compensation payments to support various efforts, including, among other things,

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs,

· help defray the costs associated with the dealer firms’ provision of account related services and activities,

· support the dealer firms’ distribution activities,

· support meetings, conferences or other training and educational events hosted by the Firm, and

· obtain relevant data regarding financial advisor activities to facilitate American Funds Distributors’ training and education activities.

American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) have significant assets invested in American Funds, (2) perform the due diligence necessary to include American Funds on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide opportunities for their clients to obtain individualized advice, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and work together on mutual business objectives, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

American Funds Distributors has identified certain firms that provide a self-directed platform for the public as well as clearing, custody, and recordkeeping services for certain other intermediaries. In lieu of the formula described above, these firms receive a payment of up to 0.018% of assets under administration (excluding assets where the firm acts as a fiduciary and brokerage clearing assets). Firms may direct American Funds Distributors to exclude additional assets.

42     Capital Income Builder / Prospectus

American Funds Distributors may also make payments, outside of the formulas described above for, among other things, data (including fees to obtain lists of financial advisors to better tailor training and education opportunities), account-related services, and operational improvements. In 2018, American Funds Distributors paid the following firms for such information and services amounts that did not exceed the following amounts:

Fidelity Investments	$400,000
LPL Financial LLC	$560,000
Morgan Stanley Wealth Management	$800,000
PNC Network	$50,000
UBS Financial Services Inc.	$300,000
Wells Fargo Advisors	$450,000

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about American Funds.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

Fund expenses Note that, unless otherwise stated, references to Class A, C, T and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table on page 1 of this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% for all share classes. The fund’s investment adviser currently receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares (which could be increased as noted above) and .05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for its provision of administrative services.

Capital Income Builder / Prospectus     43

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

44     Capital Income Builder / Prospectus

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Capital Income Builder / Prospectus     45

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class A:
10/31/2018	$62.81	$1.95	$(3.81)	$(1.86)	$(2.15)	$(.79)	$(2.94)	$58.01	(3.16)%	$63,346.58%				3.18%
10/31/2017	57.48	2.07	5.29	7.36	(2.03)	—	(2.03)	62.81	13.00	71,498.59				3.43
10/31/2016	57.96	1.91	(.37)	1.54	(2.02)	—	(2.02)	57.48	2.74	69,127.60				3.34
10/31/2015	60.76	1.97	(2.38)	(.41)	(2.39)	—	(2.39)	57.96	(.69)	70,041.59				3.31
10/31/2014	58.25	2.64	2.28	4.92	(2.41)	—	(2.41)	60.76	8.64	70,314.62				4.44
Class C:
10/31/2018	62.86	1.47	(3.83)	(2.36)	(1.64)	(.79)	(2.43)	58.07	(3.94)	3,889		1.37		2.39
10/31/2017	57.51	1.59	5.30	6.89	(1.54)	—	(1.54)	62.86	12.12	5,065		1.39		2.64
10/31/2016	57.98	1.46	(.37)	1.09	(1.56)	—	(1.56)	57.51	1.92	5,822		1.40		2.54
10/31/2015	60.77	1.50	(2.39)	(.89)	(1.90)	—	(1.90)	57.98	(1.48)	6,367		1.38		2.51
10/31/2014	58.25	2.17	2.27	4.44	(1.92)	—	(1.92)	60.77	7.78	7,027		1.42		3.66
Class T:
10/31/2018	62.83	2.09	(3.83)	(1.74)	(2.28)	(.79)	(3.07)	58.02	(2.96)[4]	—	[5]	.36	[4]	3.40	[4]
10/31/2017[6,7]	59.80	1.26	2.83	4.09	(1.06)	—	(1.06)	62.83	6.87 [4,8]	—	[5]	.38	[4,9]	3.59	[4,9]

46 Capital Income Builder / Prospectus

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]	Ratio of net income to average net assets[2]
Class F-1:
10/31/2018	$62.81	$1.91	$(3.83)	$(1.92)	$(2.10)	$(.79)	$(2.89)	$58.00	(3.26	) %	$3,996.66%		3.11%
10/31/2017	57.48	2.02	5.30	7.32	(1.99)	—	(1.99)	62.81	12.92		4,716.67		3.35
10/31/2016	57.96	1.87	(.37)	1.50	(1.98)	—	(1.98)	57.48	2.66		4,338.67		3.26
10/31/2015	60.77	1.93	(2.39)	(.46)	(2.35)	—	(2.35)	57.96	(.76)		3,987.65		3.25
10/31/2014	58.25	2.69	2.19	4.88	(2.36)	—	(2.36)	60.77	8.57		3,445.69		4.53
Class F-2:
10/31/2018	62.78	2.06	(3.82)	(1.76)	(2.26)	(.79)	(3.05)	57.97	(3.00)		9,869.39		3.37
10/31/2017	57.45	2.18	5.29	7.47	(2.14)	—	(2.14)	62.78	13.22		8,922.41		3.61
10/31/2016	57.94	2.01	(.36)	1.65	(2.14)	—	(2.14)	57.45	2.93		7,506.40		3.50
10/31/2015	60.74	2.08	(2.38)	(.30)	(2.50)	—	(2.50)	57.94	(.49)		5,284.40		3.50
10/31/2014	58.23	2.59	2.44	5.03	(2.52)	—	(2.52)	60.74	8.86		4,496.42		4.37
Class F-3:
10/31/2018	62.81	2.13	(3.82)	(1.69)	(2.32)	(.79)	(3.11)	58.01	(2.88)		3,723.29		3.47
10/31/2017[6,10]	58.52	1.66	4.27	5.93	(1.64)	—	(1.64)	62.81	10.23	[8]	3,085.30	[9]	3.53 [9]
Class 529-A:
10/31/2018	62.79	1.91	(3.82)	(1.91)	(2.10)	(.79)	(2.89)	57.99	(3.24)		2,238.66		3.11
10/31/2017	57.47	2.02	5.29	7.31	(1.99)	—	(1.99)	62.79	12.91		2,304.67		3.36
10/31/2016	57.94	1.86	(.36)	1.50	(1.97)	—	(1.97)	57.47	2.66		2,143.69		3.25
10/31/2015	60.74	1.91	(2.38)	(.47)	(2.33)	—	(2.33)	57.94	(.80)		2,170.68		3.22
10/31/2014	58.23	2.58	2.28	4.86	(2.35)	—	(2.35)	60.74	8.56		2,229.72		4.35
(The Financial Highlights table continues on the following page.)

Capital Income Builder / Prospectus 47

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class 529-C:
10/31/2018	$62.77	$1.43	$(3.81)	$(2.38)	$(1.57)	$(.79)	$(2.36)	$58.03	(3.97	) %	$425		1.42%		2.33%
10/31/2017	57.44	1.56	5.29	6.85	(1.52)	—	(1.52)	62.77	12.06		687		1.44		2.59
10/31/2016	57.91	1.42	(.37)	1.05	(1.52)	—	(1.52)	57.44	1.86		665		1.46		2.48
10/31/2015	60.71	1.45	(2.38)	(.93)	(1.87)	—	(1.87)	57.91	(1.55)		694		1.46		2.44
10/31/2014	58.20	2.12	2.28	4.40	(1.89)	—	(1.89)	60.71	7.71		728		1.49		3.57
Class 529-E:
10/31/2018	62.79	1.77	(3.81)	(2.04)	(1.96)	(.79)	(2.75)	58.00	(3.45)		84.88				2.88
10/31/2017	57.47	1.88	5.29	7.17	(1.85)	—	(1.85)	62.79	12.65		95.90				3.13
10/31/2016	57.94	1.73	(.36)	1.37	(1.84)	—	(1.84)	57.47	2.42		89.92				3.02
10/31/2015	60.74	1.77	(2.38)	(.61)	(2.19)	—	(2.19)	57.94	(1.02)		91.92				2.98
10/31/2014	58.23	2.44	2.28	4.72	(2.21)	—	(2.21)	60.74	8.28		94.95				4.11
Class 529-T:
10/31/2018	62.82	2.04	(3.81)	(1.77)	(2.24)	(.79)	(3.03)	58.02	(3.01)[4]		—	[5]	.42	[4]	3.33	[4]
10/31/2017[6,7]	59.80	1.24	2.83	4.07	(1.05)	—	(1.05)	62.82	6.84	[4,8]	—	[5]	.42	[4,9]	3.55	[4,9]
Class 529-F-1:
10/31/2018	62.81	2.04	(3.82)	(1.78)	(2.24)	(.79)	(3.03)	58.00	(3.03)		104.42				3.33
10/31/2017	57.48	2.16	5.29	7.45	(2.12)	—	(2.12)	62.81	13.17		93.44				3.58
10/31/2016	57.96	1.99	(.37)	1.62	(2.10)	—	(2.10)	57.48	2.87		75.46				3.47
10/31/2015	60.76	2.05	(2.38)	(.33)	(2.47)	—	(2.47)	57.96	(.55)		69.46				3.44
10/31/2014	58.25	2.72	2.27	4.99	(2.48)	—	(2.48)	60.76	8.78		70.49				4.58

48 Capital Income Builder / Prospectus

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]	Ratio of net income to average net assets[2]
Class R-1:
10/31/2018	$62.80	$1.45	$(3.82)	$(2.37)	$(1.64)	$(.79)	$(2.43)	$58.00	(3.94	) %	$ 101		1.39%	2.36%
10/31/2017	57.46	1.58	5.30	6.88	(1.54)	—	(1.54)	62.80	12.10		123		1.39	2.63
10/31/2016	57.94	1.46	(.38)	1.08	(1.56)	—	(1.56)	57.46	1.91		134		1.40	2.54
10/31/2015	60.73	1.49	(2.37)	(.88)	(1.91)	—	(1.91)	57.94	(1.48)		146		1.39	2.51
10/31/2014	58.22	2.16	2.27	4.43	(1.92)	—	(1.92)	60.73	7.79		152		1.42	3.64
Class R-2:
10/31/2018	62.79	1.46	(3.82)	(2.36)	(1.64)	(.79)	(2.43)	58.00	(3.93)		487		1.39	2.37
10/31/2017	57.46	1.59	5.28	6.87	(1.54)	—	(1.54)	62.79	12.10		586		1.39	2.64
10/31/2016	57.94	1.45	(.37)	1.08	(1.56)	—	(1.56)	57.46	1.92		628		1.40	2.54
10/31/2015	60.73	1.51	(2.37)	(.86)	(1.93)	—	(1.93)	57.94	(1.44)		680		1.35	2.54
10/31/2014	58.22	2.18	2.27	4.45	(1.94)	—	(1.94)	60.73	7.79		751		1.41	3.67
Class R-2E:
10/31/2018	62.58	1.63	(3.80)	(2.17)	(1.85)	(.79)	(2.64)	57.77	(3.66)		40		1.09	2.67
10/31/2017	57.30	1.72	5.32	7.04	(1.76)	—	(1.76)	62.58	12.44		33		1.08	2.86
10/31/2016	57.88	1.60	(.33)	1.27	(1.85)	—	(1.85)	57.30	2.27		12		1.11	2.80
10/31/2015	60.71	1.75	(2.41)	(.66)	(2.17)	—	(2.17)	57.88	(1.12)		—	[5]	1.00	2.93
10/31/2014[6,11]	61.50	.16	(.41)	(.25)	(.54)	—	(.54)	60.71	(.39)[4,8]		—	[5]	.15 [4,8]	.28 [4,8]
Class R-3:
10/31/2018	62.80	1.73	(3.82)	(2.09)	(1.92)	(.79)	(2.71)	58.00	(3.52)		858.94			2.82
10/31/2017	57.47	1.86	5.29	7.15	(1.82)	—	(1.82)	62.80	12.61		1,026.94			3.08
10/31/2016	57.95	1.70	(.37)	1.33	(1.81)	—	(1.81)	57.47	2.37		993.96			2.97
10/31/2015	60.74	1.76	(2.38)	(.62)	(2.17)	—	(2.17)	57.95	(1.04)		994.94			2.95
10/31/2014	58.23	2.42	2.28	4.70	(2.19)	—	(2.19)	60.74	8.26		1,049.98			4.08
(The Financial Highlights table continues on the following page.)

Capital Income Builder / Prospectus 49

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class R-4:
10/31/2018	$62.79	$1.91	$(3.81)	$(1.90)	$(2.11)	$(.79)	$(2.90)	$57.99	(3.22	) %	$ 732.64%			3.12%
10/31/2017	57.46	2.04	5.29	7.33	(2.00)	—	(2.00)	62.79	12.94		838.64			3.38
10/31/2016	57.95	1.86	(.35)	1.51	(2.00)	—	(2.00)	57.46	2.68		751.65			3.24
10/31/2015	60.75	1.94	(2.38)	(.44)	(2.36)	—	(2.36)	57.95	(.74)		603.64			3.25
10/31/2014	58.24	2.60	2.28	4.88	(2.37)	—	(2.37)	60.75	8.58		582.67			4.38
Class R-5E:
10/31/2018	62.75	2.03	(3.81)	(1.78)	(2.24)	(.79)	(3.03)	57.94	(3.04)		20.44			3.32
10/31/2017	57.45	2.18	5.27	7.45	(2.15)	—	(2.15)	62.75	13.18		11.43			3.60
10/31/2016[6,12]	57.40	1.84	.30	2.14	(2.09)	—	(2.09)	57.45	3.82	[8]	— [5]	.52	[9]	3.40 [9]
Class R-5:
10/31/2018	62.84	2.10	(3.82)	(1.72)	(2.29)	(.79)	(3.08)	58.04	(2.93)		214.34			3.42
10/31/2017	57.50	2.22	5.30	7.52	(2.18)	—	(2.18)	62.84	13.29		242.34			3.69
10/31/2016	57.98	2.11	(.44)	1.67	(2.15)	—	(2.15)	57.50	2.98		208.37			3.68
10/31/2015	60.79	2.12	(2.40)	(.28)	(2.53)	—	(2.53)	57.98	(.45)		394.34			3.56
10/31/2014	58.27	2.88	2.19	5.07	(2.55)	—	(2.55)	60.79	8.92		381.38			4.85
Class R-6:
10/31/2018	62.82	2.13	(3.82)	(1.69)	(2.33)	(.79)	(3.12)	58.01	(2.88)		9,528.29			3.48
10/31/2017	57.49	2.24	5.30	7.54	(2.21)	—	(2.21)	62.82	13.33		8,249.30			3.72
10/31/2016	57.97	2.08	(.37)	1.71	(2.19)	—	(2.19)	57.49	3.05		6,806.30			3.62
10/31/2015	60.77	2.14	(2.38)	(.24)	(2.56)	—	(2.56)	57.97	(.40)		5,222.30			3.60
10/31/2014	58.26	2.76	2.33	5.09	(2.58)	—	(2.58)	60.77	8.95		4,577.32			4.66

50 Capital Income Builder / Prospectus

	Year ended October 31
Portfolio turnover rate for all share classes	2018	2017	2016	2015	2014
Excluding mortgage dollar roll transactions	37%	51%	38%	50%	Not available
Including mortgage dollar roll transactions	73%	73%	47%	63%	55%

1 Based on average shares outstanding.

2 For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.68; the Class A ratio of expenses to average net assets would have been lower by .03 percentage points; and the Class A ratio of net income to average net assets would have been lower by 1.15 percentage points. The impact to the other share classes would have been similar.

3 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

4 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

5 Amount less than $1 million.

6 Based on operations for a period that is less than a full year.

7 Class T and 529-T shares began investment operations on April 7, 2017.

8 Not annualized.

9 Annualized.

10 Class F-3 shares began investment operations on January 27, 2017.

11 Class R-2E shares began investment operations on August 29, 2014.

12 Class R-5E shares began investment operations on November 20, 2015.

Capital Income Builder / Prospectus 51

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Merrill Lynch, Pierce, Fenner & Smith

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares of the American Funds without any initial or contingent deferred sales charge.

· Shares purchased by or through a 529 Plan. Class A shares are not currently available to the plans described in this waiver

· Shares purchased through a Merrill Lynch affiliated investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform. Class A shares are not currently available in the accounts described in this waiver

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

52     Capital Income Builder / Prospectus

· Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will apply to such exchanges

· Employees and registered representatives of Merrill Lynch or its affiliates and their family members

· Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement)

CDSC Waivers on Classes A, B and C shares available at Merrill Lynch

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

· Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

· Shares acquired through a right of reinstatement

· Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-end load discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus.

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Capital Income Builder / Prospectus     53

Morgan Stanley Wealth Management

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load.

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

Morgan Stanley Wealth Management Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

54     Capital Income Builder / Prospectus

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., &

Raymond James affiliates (“Raymond James”) Class A share Front-End Sales Charge Waiver

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder.

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

· Return of excess contributions from an IRA Account.

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

· Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus.

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Capital Income Builder / Prospectus     55

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 1, 2019, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

· Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

· Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

· Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

· Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

· Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, as well as 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

56     Capital Income Builder / Prospectus

Notes

Capital Income Builder / Prospectus     57

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071-1406.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-012-0119P Litho in USA CGD/CF/8006 Investment Company File No. 811-05085

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

Capital Income Builder®

Part B
Statement of Additional Information

January 1, 2019

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital Income Builder (the “fund”) dated January 1, 2019. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

Capital Income Builder
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	CAIBX	Class 529-A	CIRAX	Class R-1	RIRAX
Class C	CIBCX	Class 529-C	CIRCX	Class R-2	RIRBX
Class T	TCIBX	Class 529-E	CIREX	Class R-2E	RCEEX
Class F-1	CIBFX	Class 529-T	TCBBX	Class R-3	RIRCX
Class F-2	CAIFX	Class 529-F-1	CIRFX	Class R-4	RIREX
Class F-3	CFIHX			Class R-5E	RIRHX
				Class R-5	RIRFX
				Class R-6	RIRGX

Investment portfolio
Financial statements

Capital Income Builder — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Income producing securities

· The fund will invest at least 90% of its assets in income-producing securities.

Equity securities

· The fund will invest at least 50% of its assets in equity securities.

Debt instruments

· The fund may invest up to 5% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

· The fund may invest up to 50% of its assets in securities of issuers domiciled outside the United States.

· In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Capital Income Builder — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed-income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Debt instruments — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Capital Income Builder — Page 3

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Capital Income Builder — Page 4

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common

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stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends.

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Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

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While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

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Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Investing through Stock Connect — The fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the fund’s rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the fund may experience delays in transacting via Stock Connect. The fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are

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issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency. In addition, the fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the

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value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Derivatives — In pursuing its investment objective, the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend

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on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the fund’s portfolio. Because the fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the fund’s investments in such derivatives may also require the fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The fund may enter into futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s

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other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund is generally required to segregate liquid assets equivalent to the fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the fund may be able to utilize these contracts to a greater extent than if the fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To

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maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

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The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

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Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the fund acts as protection seller, the fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct

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compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:
Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

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Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Inflation-linked bonds — The fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

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Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Equity-linked notes — The fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

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The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of an equity-linked note is also dependent on the individual credit of the issuer of the note, which, in the case of an unsecured note, will generally be a major financial institution, and, in the case of a collateralized note, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund’s successful use of equity-linked notes will usually depend on the investment adviser’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of a note respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the equity-linked note, and the fund may realize losses, which could be significant and could include the fund’s entire principal investment in the note.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value and/or sell the equity-linked notes in its portfolio.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Variable and floating rate obligations — The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

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Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper; (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; (e) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less; and (f) shares of money market funds.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of trustees.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

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These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an alternative to tri-party repos, the fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is

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considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for each of the fiscal years ended October 31, 2018 and 2017 were 73%. The fund's portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended October 31, 2018 was 37%. See "Forward commitment, when issued and delayed delivery transactions" above for more information on mortgage dollar rolls. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive) (2005)	Retired	16	Former director of Ducommun Incorporated (until 2017)

· Service as chairman and chief executive officer, aerospace components manufacturer

· Senior corporate management experience, corporate banking

· Corporate board experience

· Service as director, Los Angeles Branch of the Federal Reserve Bank of San Francisco

· Service on trustee board for educational organizations

· MBA, finance, MA, English, BS, engineering

Mary Anne Dolan, 1947 Trustee (2010)	Founder and President, MAD Ink (communications company)	10	None	· Senior management and editorial experience with multiple newspaper publishers and news service organizations · Service as director of writers conference

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
John G. Freund, MD, 1953 Trustee (2016)	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6

Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.

Former director of Concert Pharmaceuticals, Inc. (until 2015);
XenoPort, Inc. (until 2016)

				· Experience in investment banking, and senior management at multiple venture capital firms and a medical device company · Corporate board experience · MD, MBA
Pedro J. Greer Jr., 1956 Trustee (2016)	Physician; Chairman/Associate Dean, Florida International University	3	None	· Development of health delivery systems; domestically and internationally reforming medical education · MD
R. Clark Hooper, 1946 Trustee (2010)	Private investor	81	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014); The Swiss Helvetia Fund, Inc. (until 2016)	· Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) · Service on trustee boards for charitable, educational and nonprofit organizations

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Merit E. Janow, 1958 Trustee (2001)	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc. Former director of The NASDAQ Stock Market LLC (until 2016)

· Service with Office of the U.S. Trade Representative and U.S. Department of Justice

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Experience as corporate lawyer

· JD

Leonade D. Jones, 1947 Trustee (2010)	Retired	10	None

· Service as treasurer of a diversified media and education company

· Founder of e-commerce and educational loan exchange businesses

· Corporate board and investment advisory committee experience

· Service on advisory and trustee boards for charitable, educational, public and nonprofit organizations

· Service on the Governing Council of the Independent Directors Council

· JD, MBA

Earl Lewis Jr., 1955 Trustee (2017)	President and Director, University of Michigan; Former President, The Andrew W. Mellon Foundation	3	2U, Inc.	· Senior academic leadership positions at multiple universities · Service on advisory and trustee boards for educational and nonprofit organizations · PhD, history

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Christopher E. Stone, 1956 Trustee (2009)	Former President, Open Society Foundations	6	None	· Service on advisory and trustee boards for charitable, international jurisprudence and nonprofit organizations · Former professor, practice of criminal justice · JD, MPhil, criminology

Interested trustee(s)5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee [3]	Other directorships[4] held by trustee during the past five years
Winnie Kwan, 1972 Senior Vice President and Trustee (2017)	Partner – Capital Research Global Investors, Capital International, Inc.*	3	None
Sung Lee, 1966 Trustee (2019)	Partner – Capital Research Global Investors, Capital International, Inc.*	3	None

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
David A. Hoag, 1965 Co-President (2006)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*
James B Lovelace, 1956 Co-President (1992)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven T. Watson, 1955 Co-President (2017)	Partner– Capital International Investors, Capital International, Inc.*

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Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President (2008)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President (1996)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Winnie Kwan, 1972 Senior Vice President (2017)	Partner – Capital Research Global Investors, Capital International, Inc.*
David M. Riley, 1967 Senior Vice President (2006)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.*
Bradley J. Vogt, 1965 Senior Vice President (2010)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*
Grant L. Cambridge, 1962 Vice President (2014)	Partner – Capital Research Global Investors, Capital Research and Management Company
M. Taylor Hinshaw, 1973 Vice President (2010)	Partner – Capital Research Global Investors, Capital Research and Management Company
Caroline Randall, 1974 Vice President (2015)	Partner – Capital Research Global Investors, Capital Research Company*; Director, The Capital Group Companies, Inc.*
Michael W. Stockton, 1967 Secretary (2013)	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2016)	Vice President - Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary (2013)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2016)	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the trustees and/or officers listed, with the exception of Grant L. Cambridge, M. Taylor Hinshaw and Caroline Randall, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2017:

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
Joseph C. Berenato	Over $100,000	Over $100,000	N/A	N/A
Mary Anne Dolan	Over $100,000	Over $100,000	N/A	N/A
John G. Freund	None	None	Over $100,000	Over $100,000
Pedro J. Greer Jr.	None	None	$10,001 – $50,000	Over $100,000
R. Clark Hooper	$10,001 – $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	Over $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Earl Lewis Jr.	$10,001 – $50,000	$10,001 – $50,000	N/A	N/A
Christopher E. Stone	$50,001 – $100,000	Over $100,000	N/A	N/A

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
Winnie Kwan[4]	Over $100,000	Over $100,000
Sung Lee[4]	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2017, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4 Ms. Kwan and Mr. Lee were elected to the board effective January 1, 2019. Information is as of June 30, 2018.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $17,000 to $43,333, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended October 31, 2018:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Joseph C. Berenato[2]	$52,376	$378,700
Mary Anne Dolan	36,903	388,200
John G. Freund[2]	49,626	288,375
Pedro J. Greer Jr.[2]	63,792	191,375
R. Clark Hooper[2]	36,695	466,331
Merit E. Janow	47,126	366,250
Leonade D. Jones[2]	34,500	402,575
Earl Lewis Jr.[2]	63,084	189,250
Christopher E. Stone[2]	47,835	286,375

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2018 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2018 fiscal year for participating trustees is as follows: Joseph C. Berenato ($3,259), John G. Freund ($115,933), Pedro J. Greer Jr. ($63,704), R. Clark Hooper ($15,399), Leonade D. Jones ($361,141), Earl Lewis Jr. ($39,991) and Christopher E. Stone ($34,306). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

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Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987, and reorganized as a Delaware statutory trust on July 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive

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session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of John G. Freund, Pedro J. Greer Jr. and Earl Lewis Jr. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2018 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2018 fiscal year.

The fund has a nominating and governance committee comprised of Mary Anne Dolan, R. Clark Hooper, Merit E. Janow, Leonade D. Jones and Christopher E. Stone. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be

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accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2018 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. The Boards of the American Funds have established a Joint Proxy Committee (“JPC”) composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular equity investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the JPC, as appropriate.

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with Capital Group, or (c) a company with

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a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing

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shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on December 1, 2018. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	37.72%
		CLASS C	12.29
		CLASS F-3	45.60
		CLASS 529-A	18.86
		CLASS 529-C	5.75

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS A	7.75
		CLASS C	12.37
		CLASS F-1	10.21
		CLASS F-2	8.57

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	5.81
		CLASS C	6.75
		CLASS F-1	8.17
		CLASS F-2	10.22
		CLASS R-5	5.68

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS C	8.57
		CLASS F-1	9.34
		CLASS F-2	10.33
		CLASS 529-A	5.75
		CLASS 529-C	8.47

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS C	7.84
		CLASS F-1	5.70
		CLASS F-2	13.34
		CLASS 529-C	6.87

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT JACKSONVILLE FL	RECORD	CLASS C	5.14
		CLASS F-1	7.57
		CLASS F-2	9.12

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NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT #2 JERSEY CITY NJ	RECORD	CLASS F-1	10.17
		CLASS F-2	11.14
		CLASS F-3	6.22

CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA	RECORD	CLASS F-1	6.97

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS F-2	10.06

UBS WM USA OMNIBUS ACCOUNT WEEHAWKEN NJ	RECORD	CLASS F-2	6.63

CAPITAL GROUP PRIVATE CLIENT SERVICES ACCOUNT QUINCY MA	RECORD	CLASS F-3	20.32

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT SAN FRANCISCO CA	RECORD	CLASS F-3	11.19

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA	RECORD	CLASS F-3	6.19

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT DC 401K HARTFORD CT	RECORD BENEFICIAL	CLASS R-1	47.63
		CLASS R-3	6.68

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-1	7.75
		CLASS R-2E	7.07

HARTFORD 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-2E	21.96

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-4	16.59

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD	CLASS R-5	9.38

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NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE

STROOCK & STROOCK & LAVAN LLP GROUP 401K PLAN PHOENIX AZ	RECORD BENEFICIAL	CLASS R-5	5.87

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-5E	27.44

RETIREMENT PLAN #1 ATLANTA GA	BENEFICIAL	CLASS R-5E	19.56

OKLAND OIL COMPANY INC 401K PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-5E	5.56

RETIREMENT PLAN #2 COVINGTON KY	BENEFICIAL	CLASS R-5E	5.36

AMERICAN FUNDS GROWTH & INCOME PORTFOLIO OMNIBUS ACCOUNT NORFOLK VA	RECORD	CLASS R-6	13.57

AMERICAN FUNDS INCOME PORTFOLIO OMNIBUS ACCOUNT NORFOLK VA	RECORD	CLASS R-6	12.20

AMERICAN FUNDS 2020 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	11.04

AMERICAN FUNDS 2030 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	7.71

AMERICAN FUNDS 2025 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	7.15

AMERICAN FUNDS 2035 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	6.10

AMERICAN FUNDS 2015 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	5.51

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Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of December 1, 2018, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, individual managers may allocate a portion of their segment of the fund to fixed income managers in the fund, and Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of

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expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: Bloomberg Barclays Intermediate U.S. Aggregate Bond Index; Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index; Bloomberg Barclays U.S. Corporate Investment Grade Index; a custom index of U.S., international and global funds that have an explicit income objective or focus; and a custom index of global securities screened by yield that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

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The following table reflects information as of October 31, 2018:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Winnie Kwan	$500,001 – $1,000,000	2	$50.0	1	$0.77	None
David A. Hoag	Over $1,000,000	5	$54.2	None		None
James B. Lovelace	Over $1,000,000	21	$302.9	1	$0.47	None
Steven T. Watson	Over $1,000,000	5	$93.5	4	$4.56	603[4]	$9.27
Joyce E. Gordon	Over $1,000,000	3	$233.1	1	$0.47	None
David M. Riley	$100,001 – $500,000	3	$108.9	1	$0.51	None
Bradley J. Vogt	Over $1,000,000	19	$202.6	None		None
Grant L. Cambridge	Over $1,000,000	1	$91.7	1	$0.47	None
L. Alfonso Barroso	Over $1,000,000	3	$116.8	None		None
David S. Lee	$100,001 – $500,000	4	$57.0	2	$0.82	11	$4.44
Fergus N. MacDonald	$100,001 – $500,000	6	$76.9	None		None
Philip Winston	$100,001 – $500,000	6	$2.8	7	$3.46	645[5]	$18.06

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

4 The advisory fee of one of these accounts (representing $0.02 billion in total assets) is based partially on its investment results.

5 The advisory fee of four of these accounts (representing $2.64 billion in total assets) is based partially on their investment results.

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The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until October 31, 2019, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

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The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles.

The management fee is based on the following annualized rates and daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.240%	$ 0	$ 1,000,000,000
0.200	1,000,000,000	2,000,000,000
0.180	2,000,000,000	3,000,000,000
0.165	3,000,000,000	5,000,000,000
0.155	5,000,000,000	8,000,000,000
0.150	8,000,000,000	13,000,000,000
0.145	13,000,000,000	17,000,000,000
0.140	17,000,000,000	21,000,000,000
0.135	21,000,000,000	27,000,000,000
0.130	27,000,000,000	34,000,000,000
0.125	34,000,000,000	44,000,000,000
0.120	44,000,000,000	55,000,000,000
0.117	55,000,000,000	71,000,000,000
0.114	71,000,000,000	89,000,000,000
0.112	89,000,000,000	115,000,000,000
0.110	115,000,000,000

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

Rate	Monthly gross income
	In excess of	Up to
3.00%	$ 0	$100,000,000
2.50	100,000,000

For the fiscal years ended October 31, 2018, 2017 and 2016, the investment adviser received from the fund management fees of $240,604,000, $241,303,000 and $227,702,000, respectively.

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Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until October 31, 2019, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% for all share classes. The investment adviser currently receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares (which could be increased as noted above) and ..05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2018 fiscal year, administrative services fees were:

Administrative services fee
Class A	$6,912,000
Class C	2,277,000
Class T	—*
Class F-1	2,259,000
Class F-2	4,805,000
Class F-3	1,783,000
Class 529-A	1,198,000
Class 529-C	255,000
Class 529-E	46,000
Class 529-T	—*
Class 529-F-1	49,000
Class R-1	57,000
Class R-2	275,000
Class R-2E	18,000
Class R-3	484,000
Class R-4	397,000
Class R-5E	8,000
Class R-5	120,000
Class R-6	4,601,000

*Amount less than $1,000.

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Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

To the extent the fund serves as an underlying investment for certain variable annuity products, the Principal Underwriter may receive compensation from the variable annuity’s sponsoring insurance company. These payments generally cover expenses associated with the education and training efforts that the Principal Underwriter provides to the insurance company’s sales force.

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Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2018	$10,352,000	$43,318,000
	2017	14,046,000	59,655,000
	2016	19,099,000	82,162,000
Class C	2018	1,028,000	3,532,000
	2017	1,595,000	5,073,000
	2016	1,117,000	7,837,000
Class 529-A	2018	683,000	3,008,000
	2017	713,000	3,271,000
	2016	745,000	3,428,000
Class 529-C	2018	58,000	352,000
	2017	43,000	446,000
	2016	32,000	508,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

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Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .30% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts

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established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2018 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$172,098,000	$14,911,000
Class C	45,445,000	4,495,000
Class T	—	—
Class F-1	11,282,000	1,061,000
Class 529-A	5,573,000	581,000
Class 529-C	5,038,000	641,000
Class 529-E	457,000	62,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	1,137,000	102,000
Class R-2	4,103,000	460,000
Class R-2E	220,000	34,000
Class R-3	4,827,000	532,000
Class R-4	1,983,000	255,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial advisor at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia529 receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $20 billion of the net assets invested in American Funds Class 529 shares, .05% on net assets between $20 billion and $100 billion and .03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 shares for the last month of the prior calendar quarter.

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Other compensation to dealers — As of July 2018, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Woodbury Financial Services, Inc.
American Portfolios Financial Services, Inc.
Ameriprise
Ameriprise Financial Services, Inc.
AXA Advisors
AXA Advisors, LLC
Cambridge
Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CIMAS, LLC
First Allied Securities Inc.
Girard Securities, Inc.
Legend Advisory Corporation
Summit Brokerage Services, Inc.
Commonwealth
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Fidelity Network Group
Fidelity Deposit & Discount Bank
Fidelity Retirement Network
National Financial Services LLC
Hefren-Tillotson, Inc.
HTK
Hornor, Townsend & Kent, Inc.
J.J.B. Hilliard Lyons
Hilliard Lyons Trust Company LLC
J.J.B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC
John Hancock
Signator Investors, Inc.

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Kestra Securities
H. Beck, Inc.
Kestra Investment Services LLC
NFP Advisor Services LLC
Ladenburg Thalmann Group
Investacorp, Inc.
KMS Financial Services, Inc.
Ladenburg Thalmann Asset Management Inc.
Ladenburg, Thalmann & Co., Inc.
Securities America, Inc.
Securities Service Network Inc.
Triad Advisors LLC
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Distributors, Inc.
Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC
Mass Mutual / MML
MassMutual Trust Company FSB
MML Distributors LLC
MML Investors Services, LLC
The MassMutual Trust Company FSB
Merrill Lynch Banc of America
Bank of America
Bank of America, NA
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley Smith Barney
Morgan Stanley Smith Barney LLC
NMIS
Northwestern Mutual Investment Services, LLC
Northwestern Mutual Wealth Management Co
Park Avenue Securities LLC
PFS
Financial Sense Securities Inc.
PFS Investments Inc.
PNC Network
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird
Robert W. Baird & Co, Incorporated
Stifel, Nicolaus & Co
SA Stone Investment Advisors Inc.
Stifel, Nicolaus & Company, Incorporated

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UBS
UBS Financial Services, Inc.
UBS Securities, LLC
Voya Financial
Voya Financial Advisors, Inc.
Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors LLC (WBS)
Wells Fargo Advisors Private Client Group
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC

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Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

As of January 1, 2019, the investment adviser has undertaken to bear the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The

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investment adviser voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

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purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended October 31, 2018, 2017 and 2016 amounted to $23,091,000, $33,726,000 and $29,525,000, respectively. Increases (or decreases) in the dollar amount of brokerage commissions paid by the fund over the last three fiscal years resulted from increases (or decreases) in the volume of trading activity.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

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At the end of the fund's most recently completed fiscal year, the fund’s regular broker-dealers included Goldman Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Group AG, Morgan Stanley & Co. LLC, Wells Fargo, J.P. Morgan Securities LLC, RBC Capital Markets LLC and UBS AG. At the end of the fund's most recently completed fiscal year, the fund held debt securities of Goldman Sachs Group, Inc. in the amount of $50,319,000, Citigroup Inc. in the amount of $26,426,000, Credit Suisse Group AG in the amount of $33,130,000 and Morgan Stanley & Co. LLC in the amount of $45,944,000. The fund held debt and equity securities of Wells Fargo & Company in the amount of $603,319,000, J.P. Morgan Securities LLC in the amount of $696,352,000, RBC Capital Markets LLC in the amount of $391,353,000 and UBS AG in the amount of $143,266,000.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund‘s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality

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obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the

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security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

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Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period

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of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Class F-2 shares may be made available to other registered investment companies approved by the fund.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F-1 shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

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processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class F-1 shares and Class 529-C shares of the fund automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-1 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-1 purchases

If requested, American Funds Class F-2 and Class 529-F-1 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-1 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-1 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored

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defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

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· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares

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are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

Other sales charge waivers — Waivers of all or a portion of the contingent deferred sales charge on Class C shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different

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share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Effective February 22, 2019, investments made by accounts held at American Funds Service Company that are no longer associated with a financial advisor may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial advisor. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

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Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

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automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds U.S. Government Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2018 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$56,616,000
Class C	3,784,000
Class T	—*
Class F-1	5,413,000
Class F-2	10,003,000
Class F-3	161,000
Class 529-A	1,727,000
Class 529-C	389,000
Class 529-E	31,000
Class 529-T	—*
Class 529-F-1	70,000
Class R-1	117,000
Class R-2	1,931,000
Class R-2E	75,000
Class R-3	1,492,000
Class R-4	814,000
Class R-5E	23,000
Class R-5	123,000
Class R-6	4,000

*Amount less than $1,000.

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Independent registered public accounting firm — PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — O’Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Certain legal matters in connection with the shares offered by the prospectus have been passed upon for the fund by O’Melveny & Myers LLP. Counsel does not provide legal services to the fund’s investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

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Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2018

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$58.01
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$61.55

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

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Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed-income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed-income funds
American Funds Emerging Markets Bond Fund®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

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	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class ABLE-A
Stock and stock/fixed-income funds
AMCAP Fund	1002	1302	1502	46002	1402	N/A
American Balanced Fund	1011	1311	1511	46011	1411	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	N/A
American Mutual Fund	1003	1303	1503	46003	1403	N/A
Capital Income Builder	1012	1312	1512	46012	1412	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	N/A
EuroPacific Growth Fund	1016	1316	1516	46016	1416	N/A
Fundamental Investors	1010	1310	1510	46010	1410	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	N/A
The Income Fund of America	1006	1306	1506	46006	1406	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	N/A
The Investment Company of America	1004	1304	1504	46004	1404	N/A
The New Economy Fund	1014	1314	1514	46014	1414	N/A
New Perspective Fund	1007	1307	1507	46007	1407	N/A
New World Fund	1036	1336	1536	46036	1436	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	N/A
Fixed-income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	N/A
American High-Income Trust	1021	1321	1521	46021	1421	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	48059

Capital Income Builder — Page 89

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed-income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed-income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

Capital Income Builder — Page 90

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

Capital Income Builder — Page 91

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2036 FundSM	10125	13125	15125	46125	14125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494
American Funds College 2027 Fund®	1093	1393	1593	46093	1493
American Funds College 2024 Fund®	1092	1392	1592	46092	1492
American Funds College 2021 Fund®	1091	1391	1591	46091	1491
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Moderate Growth and Income PortfolioSM	050	350	43050	450	650	750
American Funds Conservative Growth and Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Advantaged Growth and Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class ABLE-A
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	48055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	48053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	48051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	48050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	48047
American Funds Tax-Advantaged Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	48045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Advantaged Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Capital Income Builder — Page 92

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

Capital Income Builder — Page 93

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Capital Income Builder — Page 94

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

Capital Income Builder — Page 95

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Capital Income Builder — Page 96

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

Capital Income Builder — Page 97

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

Capital Income Builder — Page 98

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Capital Income Builder — Page 99

Capital Income Builder®

Investment portfolio
October 31, 2018
Common stocks 70.95% Consumer staples 9.97%	Shares	Value (000)
Altria Group, Inc.	28,505,300	$1,853,985
Coca-Cola Co.	34,553,700	1,654,431
British American Tobacco PLC	25,479,111	1,105,175
British American Tobacco PLC (ADR)	7,866,157	341,391
Philip Morris International Inc.	16,366,100	1,441,362
Nestlé SA	12,677,971	1,071,488
Imperial Brands PLC	29,270,382	992,578
Diageo PLC	11,767,900	407,405
Kellogg Co.	3,000,000	196,440
Procter & Gamble Co.	1,708,260	151,488
Danone SA	1,787,516	126,701
Carlsberg A/S, Class B	1,119,891	123,535
Kimberly-Clark Corp.	1,000,000	104,300
Reckitt Benckiser Group PLC	1,130,900	91,545
Hormel Foods Corp.	1,668,681	72,821
Hengan International Group Co. Ltd.	7,975,000	63,154
Japan Tobacco Inc.	2,225,800	57,334
Unilever PLC	741,210	39,285
Kraft Heinz Co.	422,533	23,227
Convenience Retail Asia Ltd.[1]	51,330,000	21,600
PepsiCo, Inc.	5,000	562
		9,939,807
Financials 9.46%
Sampo Oyj, Class A	22,444,340	1,033,642
Zurich Insurance Group AG	3,291,441	1,023,561
CME Group Inc., Class A	5,365,229	983,125
JPMorgan Chase & Co.	5,207,000	567,667
Wells Fargo & Co.	9,359,300	498,196
Principal Financial Group, Inc.	9,262,000	435,962
Royal Bank of Canada	5,300,000	386,172
Toronto-Dominion Bank (CAD denominated)	5,721,700	317,411
China Construction Bank Corp., Class H	384,403,000	304,897
HSBC Holdings PLC (GBP denominated)	19,832,364	163,480
HSBC Holdings PLC (HKD denominated)	15,070,642	123,764
DBS Group Holdings Ltd	16,780,592	284,209
Banco Santander, SA	59,715,132	283,735
Swedbank AB, Class A	11,909,403	268,221
Bank of China Ltd., Class H	564,339,400	240,360
Lloyds Banking Group PLC	309,091,700	226,065
BNP Paribas SA	3,876,397	202,538
Huntington Bancshares Inc.	12,554,315	179,903
Svenska Handelsbanken AB, Class A	13,842,969	150,574
Westpac Banking Corp.	7,627,485	145,028
UBS Group AG	9,898,000	138,473
Banca Mediolanum SpA	22,921,506	133,056
St. James’s Place PLC	9,882,345	128,021
Capital Income Builder — Page 1 of 29

Common stocks Financials (continued)	Shares	Value (000)
Oversea-Chinese Banking Corp. Ltd.	15,999,765	$124,057
ABN AMRO Group NV, depository receipts	4,638,185	114,000
Bank of Montreal	1,420,000	106,172
American International Group, Inc.	2,536,523	104,733
Intesa Sanpaolo SpA	43,137,112	95,422
KBC Groep NV	1,371,773	94,623
Marsh & McLennan Companies, Inc.	901,300	76,385
PNC Financial Services Group, Inc.	589,168	75,702
Prudential PLC	3,709,500	74,465
Société Générale	1,988,532	73,155
BOC Hong Kong (Holdings) Ltd.	18,375,000	68,655
Mercury General Corp.	1,100,000	65,241
Invesco Ltd.	2,747,036	59,638
Insurance Australia Group Ltd.	7,395,798	35,771
MONETA Money Bank, AS, non-registered shares	7,813,482	25,929
Itaúsa - Investimentos Itaú SA, preferred nominative	4,598,619	13,889
		9,425,897
Health care 9.38%
AbbVie Inc.	33,429,000	2,602,448
Novartis AG	19,230,200	1,684,826
Amgen Inc.	7,325,680	1,412,318
Abbott Laboratories	9,325,900	642,928
GlaxoSmithKline PLC	32,863,000	634,787
Gilead Sciences, Inc.	8,553,480	583,176
Pfizer Inc.	12,294,920	529,419
Johnson & Johnson	3,428,700	479,984
AstraZeneca PLC	4,669,948	357,551
AstraZeneca PLC (ADR)	2,841,600	110,197
Roche Holding AG, non-registered shares, nonvoting	580,013	141,152
Eli Lilly and Co.	890,070	96,519
Merck & Co., Inc.	936,000	68,899
		9,344,204
Energy 7.19%
Royal Dutch Shell PLC, Class B	47,639,755	1,561,909
Royal Dutch Shell PLC, Class A (GBP denominated)	13,464,305	430,338
Royal Dutch Shell PLC, Class B (ADR)	1,444,300	94,905
Exxon Mobil Corp.	15,933,815	1,269,606
TOTAL SA	8,820,745	519,123
Enbridge Inc. (CAD denominated)	12,396,985	386,285
Enbridge Inc. (CAD denominated)[2]	2,864,838	89,267
TransCanada Corp.	12,593,065	474,853
Chevron Corp.	3,856,029	430,526
Occidental Petroleum Corp.	5,939,323	398,350
BP PLC	49,591,992	359,603
Helmerich & Payne, Inc.	3,774,845	235,135
Williams Companies, Inc.	8,825,400	214,722
Suncor Energy Inc.	5,525,900	185,365
Schlumberger Ltd.	3,412,800	175,111
Inter Pipeline Ltd.	9,370,200	151,964
Whitecap Resources Inc.[1]	22,128,500	108,251
Capital Income Builder — Page 2 of 29

Common stocks Energy (continued)	Shares	Value (000)
ConocoPhillips	815,100	$56,975
Kinder Morgan, Inc.	1,323,085	22,519
		7,164,807
Information technology 6.48%
Microsoft Corp.	14,524,940	1,551,409
Broadcom Inc.	6,282,700	1,404,121
Intel Corp.	22,943,450	1,075,589
Taiwan Semiconductor Manufacturing Co., Ltd.	90,212,800	682,216
Cisco Systems, Inc.	9,378,000	429,043
QUALCOMM Inc.	5,237,820	329,406
VTech Holdings Ltd.[1]	20,089,300	235,683
Texas Instruments Inc.	1,759,600	163,344
HP Inc.	6,510,140	157,155
Vanguard International Semiconductor Corp.[1]	85,015,695	156,607
Delta Electronics, Inc.	20,417,000	85,777
Western Union Co.	4,712,000	85,004
Micro Focus International PLC	4,798,051	74,729
Accenture PLC, Class A	149,600	23,580
		6,453,663
Utilities 5.70%
Engie SA	47,456,341	632,923
Engie SA, bonus shares[3]	12,061,353	160,862
SSE PLC	44,315,320	646,590
Dominion Energy, Inc.	8,972,308	640,802
E.On SE	63,727,000	617,576
National Grid PLC	45,299,247	480,119
American Electric Power Co., Inc.	6,347,000	465,616
Iberdrola, SA, non-registered shares	52,752,409	373,796
Exelon Corp.	6,578,000	288,182
Duke Energy Corp.	3,173,000	262,185
Edison International	3,384,000	234,816
Southern Co.	4,758,000	214,253
Naturgy Energy Group, SA	8,540,111	210,097
Enel SPA	35,668,473	175,093
Glow Energy PCL, foreign registered	32,260,300	81,502
Red Eléctrica de Corporación, SA	2,869,968	59,487
PG&E Corp.	714,170	33,430
Infratil Ltd.	14,867,000	33,179
Ratchaburi Electricity Generating Holding PCL, foreign registered	21,810,000	32,238
Sempra Energy	199,500	21,969
Power Assets Holdings Ltd.	2,570,000	17,156
		5,681,871
Communication services 5.61%
Verizon Communications Inc.	34,318,684	1,959,254
Vodafone Group PLC	362,938,764	685,749
AT&T Inc.	17,010,210	521,873
BCE Inc. (CAD denominated)	9,241,900	357,685
Singapore Telecommunications Ltd.	121,696,867	277,632
Nippon Telegraph and Telephone Corp.	5,955,000	250,687
Koninklijke KPN NV	77,536,827	205,152
HKT Trust and HKT Ltd., units	139,282,860	191,821
ITV PLC	81,248,760	154,688
Capital Income Builder — Page 3 of 29

Common stocks Communication services (continued)	Shares	Value (000)
Modern Times Group MTG AB, Class B	3,599,272	$133,019
SES SA, Class A (FDR)	6,133,930	131,831
1&1 Drillisch AG	2,850,000	127,314
ProSiebenSat.1 Media SE	4,391,101	101,560
Euskaltel, SA, non-registered shares[1]	11,611,000	97,319
Intouch Holdings PCL, foreign registered	59,500,000	95,128
Gannett Co., Inc.[1]	8,547,400	82,910
CenturyLink, Inc.	3,500,000	72,240
BT Group PLC	20,126,000	61,882
TELUS Corp.	1,118,508	38,302
TalkTalk Telecom Group PLC	16,791,663	25,756
Zegona Communications PLC[1]	7,573,166	10,648
Inmarsat PLC	1,174,600	6,848
Cumulus Media Inc., Class B3,4	18,482	269
Cumulus Media Inc., Class A4	15,209	222
		5,589,789
Real estate 4.89%
Crown Castle International Corp. REIT	10,066,938	1,094,679
Link Real Estate Investment Trust REIT	65,373,896	579,382
Simon Property Group, Inc. REIT	2,200,000	403,744
Extra Space Storage Inc. REIT	3,788,000	341,147
Daito Trust Construction Co., Ltd.	2,379,100	314,163
American Tower Corp. REIT	1,990,287	310,107
Sun Hung Kai Properties Ltd.	23,605,000	306,729
Unibail-Rodamco-Westfield, non-registered shares REIT	661,544	120,097
Unibail-Rodamco-Westfield, non-registered shares REIT[3]	561,519	101,939
Public Storage REIT	973,255	199,975
Digital Realty Trust, Inc. REIT	1,913,590	197,597
American Campus Communities, Inc. REIT	4,872,388	192,508
Iron Mountain Inc. REIT	6,278,603	192,188
Hospitality Properties Trust REIT	4,941,000	126,588
TAG Immobilien AG	5,321,373	121,630
Lamar Advertising Co. REIT, Class A	1,591,278	116,673
Nexity SA, Class A, non-registered shares	1,762,815	84,498
TLG Immobilien AG, non-registered shares	1,500,000	38,125
Ventas, Inc. REIT	564,800	32,781
		4,874,550
Industrials 4.15%
Lockheed Martin Corp.	3,776,974	1,109,864
VINCI SA	4,724,780	422,128
Boeing Co.	1,138,300	403,937
Airbus SE, non-registered shares	3,274,589	362,403
Aena SME, SA, non-registered shares	1,875,388	299,825
Sydney Airport, units	65,153,286	297,130
United Parcel Service, Inc., Class B	2,695,000	287,125
Singapore Technologies Engineering Ltd	73,375,000	188,053
BAE Systems PLC	19,522,249	131,205
Air New Zealand Ltd.	48,089,781	87,867
Kühne + Nagel International AG	600,400	83,519
United Technologies Corp.	650,700	80,823
General Electric Co.	7,327,000	74,003
ALD SA	4,925,000	73,466
BTS Rail Mass Transit Growth Infrastructure Fund	200,000,000	72,398
Capital Income Builder — Page 4 of 29

Common stocks Industrials (continued)	Shares	Value (000)
Adecco Group AG	1,178,100	$57,715
Capita PLC[4]	22,153,957	36,430
Safran SA	272,000	35,136
Transurban Group	3,367,786	27,045
CTCI Corp. (Taiwan)	5,649,000	7,969
		4,138,041
Consumer discretionary 3.48%
Las Vegas Sands Corp.	14,921,000	761,419
McDonald’s Corp.	2,806,100	496,399
Target Corp.	4,000,000	334,520
Hasbro, Inc.	2,768,000	253,853
Sands China Ltd.	57,910,930	228,189
Midea Group Co., Ltd., Class A	38,349,163	203,675
Starbucks Corp.	3,350,000	195,205
Six Flags Entertainment Corp.[1]	3,000,000	161,580
Greene King PLC[1]	24,691,512	152,312
NEXT PLC	1,701,000	113,146
InterContinental Hotels Group PLC	1,759,090	92,412
Dine Brands Global, Inc.[1]	1,095,551	88,783
Daimler AG	1,345,400	79,790
Toyota Motor Corp.	1,003,000	58,801
AA PLC[1]	35,437,759	45,342
Kering SA	90,649	40,412
Hyundai Motor Co.	430,900	40,271
BCA Marketplace PLC	15,524,700	39,985
Marston’s PLC	19,496,200	24,771
Matahari Department Store Tbk PT	69,943,000	22,314
Quang Viet Enterprise Co., Ltd.	3,901,000	13,174
Leifheit AG, non-registered shares[1]	637,270	11,405
Chow Sang Sang Holdings International Ltd.	4,194,000	6,792
		3,464,550
Materials 2.13%
Rio Tinto PLC	18,146,000	882,192
Nutrien Ltd.	7,391,930	391,255
Vale SA, ordinary nominative (ADR)	10,395,000	156,964
DowDuPont Inc.	2,495,000	134,530
BHP Billiton PLC	6,036,000	120,543
Evonik Industries AG	3,793,832	117,740
Linde PLC	657,500	108,797
Givaudan SA	40,918	99,294
Amcor Ltd.	8,526,922	80,310
BASF SE	470,000	36,215
		2,127,840
Miscellaneous 2.51%
Other common stocks in initial period of acquisition		2,501,249
Total common stocks (cost: $64,218,754,000)		70,706,268
Capital Income Builder — Page 5 of 29

Preferred securities 0.01% Financials 0.01%	Shares	Value (000)
CoBank, ACB, Class E, noncumulative[2]	13,000	$8,515
Total preferred securities (cost: $13,000,000)		8,515
Rights & warrants 0.00% Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		127
Total rights & warrants (cost: $28,000)		127
Convertible stocks 0.27% Real estate 0.12%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	113,927	119,054
Utilities 0.03%
Dominion Energy, Inc., Series A units, 6.75% convertible preferred 2019	753,360	36,123
Miscellaneous 0.12%
Other convertible stocks in initial period of acquisition		116,632
Total convertible stocks (cost: $277,925,000)		271,809
Bonds, notes & other debt instruments 25.36% U.S. Treasury bonds & notes 15.43% U.S. Treasury 14.39%	Principal amount (000)
U.S. Treasury 1.25% 2019	$10,000	9,858
U.S. Treasury 1.75% 2019	6,785	6,728
U.S. Treasury 3.125% 2019	100,000	100,334
U.S. Treasury 8.125% 2019	93,440	97,450
U.S. Treasury 1.125% 2020	51,950	50,741
U.S. Treasury 1.25% 2020	40,700	39,881
U.S. Treasury 1.375% 2020	70,000	68,516
U.S. Treasury 1.375% 2020	69,577	67,561
U.S. Treasury 1.375% 2020	16,500	16,194
U.S. Treasury 1.50% 2020	23,008	22,549
U.S. Treasury 1.625% 2020	52,000	50,904
U.S. Treasury 1.75% 2020	36,615	35,817
U.S. Treasury 2.50% 2020	26,000	25,863
U.S. Treasury 2.50% 2020	1,751	1,741
U.S. Treasury 2.625% 2020	42,000	41,824
U.S. Treasury 3.625% 2020	700	707
U.S. Treasury 8.50% 2020	76,000	81,488
U.S. Treasury 8.75% 2020	179,000	195,037
U.S. Treasury 8.75% 2020	165,000	181,825
U.S. Treasury 1.125% 2021	89,668	85,429
U.S. Treasury 1.75% 2021	75,161	72,545
U.S. Treasury 2.00% 2021	96,000	93,439
U.S. Treasury 2.25% 2021	42,570	41,819
U.S. Treasury 3.125% 2021	75,000	75,407
U.S. Treasury 3.625% 2021	31,600	32,104
Capital Income Builder — Page 6 of 29

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 8.00% 2021	$337,500	$387,136
U.S. Treasury 8.125% 2021	124,000	141,238
U.S. Treasury 1.625% 2022	11,000	10,469
U.S. Treasury 1.75% 2022	675,000	647,521
U.S. Treasury 1.875% 2022	806,000	777,282
U.S. Treasury 1.875% 2022	36,000	34,560
U.S. Treasury 2.00% 2022	41,100	39,611
U.S. Treasury 2.00% 2022	34,650	33,370
U.S. Treasury 2.125% 2022	327,052	316,197
U.S. Treasury 7.25% 2022	182,500	210,490
U.S. Treasury 7.625% 2022	39,700	46,726
U.S. Treasury 1.50% 2023	64,170	60,335
U.S. Treasury 1.625% 2023	39,450	37,173
U.S. Treasury 1.625% 2023	3,000	2,830
U.S. Treasury 2.125% 2023	116,269	111,527
U.S. Treasury 2.25% 2023	150,000	144,661
U.S. Treasury 2.375% 2023	125,000	122,021
U.S. Treasury 2.50% 2023	9,000	8,824
U.S. Treasury 2.625% 2023	11,047	10,877
U.S. Treasury 2.75% 2023	405,997	401,827
U.S. Treasury 2.75% 2023	348,020	344,745
U.S. Treasury 2.75% 2023	140,000	138,589
U.S. Treasury 2.875% 2023	171,740	170,869
U.S. Treasury 2.875% 2023	124,220	123,584
U.S. Treasury 6.25% 2023	350,000	401,026
U.S. Treasury 7.125% 2023	299,800	349,780
U.S. Treasury 2.00% 2024[5]	850,000	805,774
U.S. Treasury 2.00% 2024	205,050	194,558
U.S. Treasury 2.00% 2024	50,000	47,345
U.S. Treasury 2.125% 2024	893,500	849,522
U.S. Treasury 2.125% 2024	750,000	714,285
U.S. Treasury 2.125% 2024	220,000	210,496
U.S. Treasury 2.125% 2024	100,000	94,922
U.S. Treasury 2.25% 2024	141,375	136,228
U.S. Treasury 2.25% 2024	125,000	119,595
U.S. Treasury 2.25% 2024	55,000	52,598
U.S. Treasury 2.25% 2024	55,000	52,536
U.S. Treasury 7.50% 2024	331,274	412,619
U.S. Treasury 2.75% 2025	150,000	147,393
U.S. Treasury 2.875% 2025	150,000	148,377
U.S. Treasury 2.875% 2025	100,000	98,820
U.S. Treasury 3.00% 2025	2,137	2,127
U.S. Treasury 6.875% 2025	145,145	178,925
U.S. Treasury 7.625% 2025	250,000	315,342
U.S. Treasury 2.00% 2026	95,400	87,839
U.S. Treasury 6.00% 2026	206,000	245,373
U.S. Treasury 6.50% 2026	178,000	221,096
U.S. Treasury 6.75% 2026	35,000	43,878
U.S. Treasury 2.25% 2027	482,196	449,291
U.S. Treasury 2.25% 2027	125,000	116,306
U.S. Treasury 2.25% 2027	75	70
U.S. Treasury 2.375% 2027	50,000	47,195
U.S. Treasury 6.125% 2027	317,000	391,264
U.S. Treasury 6.375% 2027	85,000	106,200
Capital Income Builder — Page 7 of 29

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 6.625% 2027	$65,000	$81,737
U.S. Treasury 2.75% 2028	100,000	96,773
U.S. Treasury 2.875% 2028	400,480	391,281
U.S. Treasury 2.875% 2028	55,029	53,801
U.S. Treasury 5.25% 2028	89,000	104,903
U.S. Treasury 5.50% 2028	140,000	167,509
U.S. Treasury 5.25% 2029	25,000	29,551
U.S. Treasury 6.125% 2029	30,000	38,058
U.S. Treasury 6.25% 2030[5]	193,000	250,114
U.S. Treasury 2.75% 2047[5]	60,000	52,888
U.S. Treasury 3.00% 2047[5]	179,092	166,212
U.S. Treasury 3.00% 2048	3,166	2,934
U.S. Treasury 3.125% 2048	43,274	41,111
		14,335,875
U.S. Treasury inflation-protected securities 1.04%
U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	191,854	188,176
U.S. Treasury Inflation-Protected Security 2.375% 2025[6]	172,422	185,867
U.S. Treasury Inflation-Protected Security 2.00% 2026[6]	56,278	59,768
U.S. Treasury Inflation-Protected Security 0.375% 2027[6]	154,613	145,582
U.S. Treasury Inflation-Protected Security 0.375% 2027[6]	82,461	77,659
U.S. Treasury Inflation-Protected Security 0.50% 2028[6]	240,712	193,299
U.S. Treasury Inflation-Protected Security 0.75% 2028[6]	51,337	49,748
U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	852	990
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	52,501	46,699
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	79,599	80,698
U.S. Treasury Inflation-Protected Security 0.875% 2047[6]	9,792	8,782
		1,037,268
Total U.S. Treasury bonds & notes		15,373,143
Corporate bonds & notes 5.91% Health care 0.99%
Abbott Laboratories 2.80% 2020	1,325	1,314
Abbott Laboratories 2.90% 2021	15,030	14,772
Abbott Laboratories 3.40% 2023	3,702	3,667
Abbott Laboratories 3.75% 2026	8,756	8,636
Abbott Laboratories 4.90% 2046	3,830	3,965
AbbVie Inc. 2.50% 2020	19,135	18,892
AbbVie Inc. 2.30% 2021	1,995	1,934
AbbVie Inc. 3.20% 2022	10,015	9,793
AbbVie Inc. 2.85% 2023	3,055	2,923
AbbVie Inc. 3.75% 2023	10,000	9,917
AbbVie Inc. 4.45% 2046	16,202	14,227
AbbVie Inc. 4.875% 2048	4,000	3,689
Aetna Inc. 2.80% 2023	1,095	1,046
Allergan PLC 3.00% 2020	6,830	6,803
Allergan PLC 3.45% 2022	8,840	8,702
Allergan PLC 3.80% 2025	5,573	5,378
Allergan PLC 4.75% 2045	1,000	940
Amgen Inc. 1.85% 2021	2,750	2,633
Anthem, Inc. 2.95% 2022	12,000	11,606
AstraZeneca PLC 4.00% 2029	16,841	16,241
Bayer US Finance II LLC 3.875% 2023[2]	11,408	11,248
Capital Income Builder — Page 8 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Bayer US Finance II LLC 4.375% 2028[2]	$57,371	$55,671
Becton, Dickinson and Co. 2.675% 2019	2,962	2,943
Becton, Dickinson and Co. 2.894% 2022	2,595	2,508
Becton, Dickinson and Co. 3.363% 2024	10,000	9,568
Becton, Dickinson and Co. 3.734% 2024	1,504	1,460
Becton, Dickinson and Co. 3.70% 2027	10,325	9,715
Boston Scientific Corp. 2.85% 2020	6,735	6,681
Boston Scientific Corp. 6.00% 2020	8,075	8,326
Boston Scientific Corp. 3.375% 2022	3,150	3,110
Cardinal Health, Inc. 4.368% 2047	3,210	2,702
Celgene Corp. 3.25% 2023	10,000	9,705
Centene Corp. 5.375% 2026[2]	4,461	4,539
Cigna Corp. 4.375% 2028[2]	30,790	30,128
Cigna Corp. 4.80% 2038[2]	3,050	2,954
Cigna Corp. 4.90% 2048[2]	14,780	14,045
CVS Health Corp. 4.30% 2028	44,900	43,881
CVS Health Corp. 4.78% 2038	3,745	3,599
CVS Health Corp. 5.05% 2048	19,875	19,448
EMD Finance LLC 2.40% 2020[2]	1,600	1,577
EMD Finance LLC 2.95% 2022[2]	9,800	9,539
EMD Finance LLC 3.25% 2025[2]	26,450	25,088
Endo International PLC 5.875% 2024[2]	225	227
GlaxoSmithKline PLC 3.375% 2023	35,000	34,678
HCA Inc. 5.875% 2026	5,000	5,125
HCA Inc. 5.625% 2028	2,455	2,437
Johnson & Johnson 2.625% 2025	10,000	9,512
Johnson & Johnson 2.45% 2026	8,510	7,863
Johnson & Johnson 2.90% 2028	12,519	11,713
Laboratory Corporation of America Holdings 3.60% 2027	4,600	4,349
Laboratory Corporation of America Holdings 4.70% 2045	6,900	6,419
Mallinckrodt PLC 5.625% 2023[2]	3,000	2,587
McKesson Corp. 2.284% 2019	4,815	4,803
Medtronic, Inc. 4.625% 2045	2,915	2,955
Novartis AG 5.125% 2019	15,000	15,095
Pfizer Inc. 3.20% 2023	15,500	15,358
Pfizer Inc. 7.20% 2039	196	265
Pfizer Inc. 4.20% 2048	927	892
Roche Holdings, Inc. 3.00% 2025[2]	1,715	1,634
Shire PLC 2.40% 2021	4,625	4,448
Shire PLC 2.875% 2023	24,539	23,137
Shire PLC 3.20% 2026	36,855	33,460
Teva Pharmaceutical Finance Co. BV 2.20% 2021	36,510	34,111
Teva Pharmaceutical Finance Co. BV 2.80% 2023	61,042	53,909
Teva Pharmaceutical Finance Co. BV 6.00% 2024	63,187	62,954
Teva Pharmaceutical Finance Co. BV 3.15% 2026	164,050	133,876
Teva Pharmaceutical Finance Co. BV 6.75% 2028	7,325	7,503
Teva Pharmaceutical Finance Co. BV 4.10% 2046	26,177	17,991
UnitedHealth Group Inc. 2.70% 2020	3,230	3,205
UnitedHealth Group Inc. 2.125% 2021	2,000	1,949
UnitedHealth Group Inc. 3.75% 2025	4,090	4,054
Valeant Pharmaceuticals International, Inc. 6.50% 2022[2]	4,713	4,890
Valeant Pharmaceuticals International, Inc. 5.50% 2023[2]	38,085	36,228
Valeant Pharmaceuticals International, Inc. 5.875% 2023[2]	1,615	1,550
Valeant Pharmaceuticals International, Inc. 7.00% 2024[2]	1,000	1,050
Capital Income Builder — Page 9 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Valeant Pharmaceuticals International, Inc. 6.125% 2025[2]	$1,110	$1,024
WellPoint, Inc. 2.25% 2019	2,000	1,988
Zimmer Holdings, Inc. 3.15% 2022	4,800	4,689
		983,441
Financials 0.95%
ACE Capital Trust II 9.70% 2030	7,210	10,052
ACE INA Holdings Inc. 2.30% 2020	815	799
ACE INA Holdings Inc. 2.875% 2022	2,910	2,844
ACE INA Holdings Inc. 3.35% 2026	2,905	2,797
ACE INA Holdings Inc. 4.35% 2045	3,230	3,195
American Express Co. 2.20% 2020	16,500	16,119
American International Group, Inc. 4.20% 2028	15,865	15,265
American International Group, Inc. 4.75% 2048	20,475	18,965
AXA SA 5.00% 2048[2]	5,000	4,471
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)[7]	3,025	2,914
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[7]	35,527	34,887
Bank of America Corp. 3.593% 2028 (3-month USD-LIBOR + 1.37% on 7/21/2027)[7]	7,145	6,725
Bank of America Corp. 3.97% 2029 (3-month USD-LIBOR + 1.07% on 3/5/2028)[7]	7,500	7,229
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR +1.31% on 7/23/2028)[7]	23,670	23,372
Bank of New York Mellon Corp. 2.10% 2019	15,000	14,982
Barclays Bank PLC 5.14% 2020	15,525	15,879
Barclays Bank PLC 4.972% 2029 (3-month USD-LIBOR + 1.902% on 5/16/2028)[7]	7,500	7,294
Barclays Bank PLC 4.95% 2047	10,750	9,616
BB&T Corp. 2.45% 2020	7,800	7,732
Berkshire Hathaway Finance Corp. 4.20% 2048	26,310	25,245
Berkshire Hathaway Inc. 2.20% 2021	2,500	2,451
BNP Paribas 3.375% 2025[2]	8,250	7,747
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 4.436% 2019[2,3,8,9,10]	1,884	1,884
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 4.436% 2019[2,3,8,9,10]	503	503
Charles Schwab Corp. 4.00% 2029	5,600	5,538
Citigroup Inc. 8.50% 2019	12,656	13,040
Citigroup Inc. 3.40% 2021	7,750	7,720
Citigroup Inc. 4.044% 2024 (3-month USD-LIBOR + 1.023% on 6/1/2023)[7]	8,500	8,497
Citigroup Inc. 3.20% 2026	5,330	4,889
Citigroup Inc. 4.65% 2048	6,320	6,131
Crédit Agricole SA 3.75% 2023[2]	3,275	3,203
Credit Suisse Group AG 3.80% 2022	7,888	7,809
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[2,7]	9,275	8,828
Credit Suisse Group AG 3.80% 2023	12,050	11,852
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[2,7]	19,250	19,138
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[2,7]	5,000	4,641
Danske Bank AS 3.875% 2023[2]	9,250	9,004
Discover Financial Services 10.25% 2019	4,334	4,530
FS Energy and Power Fund 7.50% 2023[2]	2,980	3,029
General Motors Financial Co. 4.375% 2021	1,000	1,009
Goldman Sachs Group, Inc. 5.75% 2022	7,500	7,929
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[7]	20,480	19,714
Goldman Sachs Group, Inc. 3.917% 2023[10]	1,465	1,516
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[7]	22,500	21,160
Groupe BPCE SA 2.75% 2021	9,500	9,242
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)[7]	350	347
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[7]	33,750	33,453
Capital Income Builder — Page 10 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Intesa Sanpaolo SpA 5.017% 2024[2]	$9,100	$8,033
Intesa Sanpaolo SpA 3.875% 2027[2]	7,500	6,207
Intesa Sanpaolo SpA 3.875% 2028[2]	10,000	8,163
Jefferies Financial Group Inc. 5.50% 2023	1,630	1,688
JPMorgan Chase & Co. 6.30% 2019	5,000	5,081
JPMorgan Chase & Co. 4.625% 2021	5,000	5,144
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[7]	25,275	24,918
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)[7]	15,000	14,917
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[7]	21,050	19,662
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[7]	23,606	23,279
JPMorgan Chase & Co., Series I, junior subordinated 5.99% (undated) (3-month USD-LIBOR + 3.47% on 1/30/2019)[7]	35,506	35,684
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[7]	3,600	3,423
Lloyds Banking Group PLC 4.45% 2025	13,075	13,026
Lloyds Banking Group PLC 4.375% 2028	5,375	5,147
Metlife, Inc. 3.60% 2025	2,870	2,811
Metropolitan Life Global Funding I 2.30% 2019[2]	2,700	2,693
Metropolitan Life Global Funding I 2.00% 2020[2]	2,155	2,117
Metropolitan Life Global Funding I 2.50% 2020[2]	4,000	3,932
Metropolitan Life Global Funding I 3.45% 2026[2]	1,210	1,167
Morgan Stanley 2.50% 2021	15,000	14,621
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[7]	16,000	15,816
Morgan Stanley 3.875% 2026	7,525	7,298
Morgan Stanley 3.625% 2027	5,740	5,430
Morgan Stanley 4.457% 2039 (3-month USD-LIBOR + 1.431% on 4/22/2038)[7]	2,900	2,779
Nationwide Building Society 4.363% 2024 (3-month USD-LIBOR + 1.392% on 8/1/2023)[2,7]	10,875	10,797
Navient Corp. 6.75% 2026	12,500	11,969
New York Life Global Funding 1.50% 2019[2]	1,835	1,808
New York Life Global Funding 2.10% 2019[2]	3,000	2,997
New York Life Global Funding 1.95% 2020[2]	2,190	2,158
New York Life Global Funding 1.95% 2020[2]	2,000	1,954
New York Life Global Funding 2.00% 2020[2]	500	492
New York Life Global Funding 1.70% 2021[2]	14,000	13,367
New York Life Global Funding 2.30% 2022[2]	3,250	3,117
Nuveen, LLC 4.00% 2028[2]	5,900	5,911
PRICOA Global Funding I 2.45% 2022[2]	855	821
Prudential Financial, Inc. 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)[7]	7,500	7,279
Royal Bank of Canada 2.125% 2020	5,250	5,181
Royal Bank of Scotland PLC 5.076% 2030 (3-month USD-LIBOR + 1.905% on 1/27/2029)[7]	10,000	9,849
Santander Holdings USA, Inc. 3.70% 2022	7,500	7,370
Santander Holdings USA, Inc. 3.40% 2023	6,000	5,733
Standard Chartered PLC 3.885% 2024 (3-month USD-LIBOR + 1.08% on 3/15/2023)[2,7]	5,000	4,869
Travelers Companies, Inc. 4.00% 2047	1,315	1,216
UBS Group AG 2.859% 2023 (3-month USD-LIBOR + 0.954% on 8/15/2022)[2,7]	5,000	4,793
UniCredit SpA 3.75% 2022[2]	13,635	12,894
UniCredit SPA 5.861% 2032[2,7]	1,900	1,631
US Bancorp 2.00% 2020	1,000	986
US Bancorp 2.625% 2022	7,750	7,552
US Bancorp 3.40% 2023	20,375	20,201
US Bancorp 3.15% 2027	4,000	3,775
Wells Fargo & Co. 2.10% 2021	15,000	14,406
Wells Fargo & Co. 2.625% 2022	14,025	13,475
Wells Fargo & Co. 3.00% 2026	3,320	3,042
Capital Income Builder — Page 11 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[7]	$2,065	$1,967
Wells Fargo & Co., Series K, junior subordinated 6.104% (undated) (3-month USD-LIBOR + 3.77% on 3/15/2019)[7]	71,606	72,233
		942,065
Energy 0.92%
Anadarko Petroleum Corp. 4.85% 2021	1,040	1,063
Anadarko Petroleum Corp. 5.55% 2026	20,150	20,997
Anadarko Petroleum Corp. 6.20% 2040	790	833
Anadarko Petroleum Corp. 6.60% 2046	3,220	3,572
Andeavor Logistics LP 3.50% 2022	10,345	10,110
APT Pipelines Ltd. 4.20% 2025[2]	2,220	2,172
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.781% 2023[9,10,11]	250	252
Baker Hughes, a GE Co. 3.337% 2027	2,500	2,286
Baker Hughes, a GE Co. 4.08% 2047	6,850	5,744
Canadian Natural Resources Ltd. 2.95% 2023	5,565	5,363
Canadian Natural Resources Ltd. 3.80% 2024	1,975	1,944
Canadian Natural Resources Ltd. 3.85% 2027	11,105	10,562
Canadian Natural Resources Ltd. 4.95% 2047	740	724
Cenovus Energy Inc. 3.00% 2022	16,340	15,628
Cenovus Energy Inc. 3.80% 2023	6,120	5,989
Cenovus Energy Inc. 4.25% 2027	12,870	12,156
Cenovus Energy Inc. 5.25% 2037	2,646	2,490
Cenovus Energy Inc. 5.40% 2047	17,580	16,636
Cheniere Energy Partners, LP 5.625% 2026[2]	4,900	4,839
Chevron Corp. 1.561% 2019	3,700	3,672
Chevron Corp. 2.10% 2021	20,720	20,117
Chevron Corp. 2.498% 2022	10,540	10,256
Concho Resources Inc. 4.30% 2028	14,965	14,627
Concho Resources Inc. 4.85% 2048	4,772	4,550
Diamond Offshore Drilling, Inc. 4.875% 2043	12,185	8,347
Ecopetrol SA 5.875% 2023	1,790	1,876
Ecopetrol SA 5.875% 2045	715	683
Enbridge Energy Partners, LP 9.875% 2019	5,000	5,114
Enbridge Energy Partners, LP 5.20% 2020	650	664
Enbridge Energy Partners, LP 5.875% 2025	30,860	33,629
Enbridge Energy Partners, LP 5.50% 2040	3,500	3,593
Enbridge Energy Partners, LP 7.375% 2045	44,155	54,977
Enbridge Inc. 2.90% 2022	1,083	1,046
Enbridge Inc. 4.00% 2023	10,895	10,891
Enbridge Inc. 3.70% 2027	5,335	5,023
Energy Transfer Partners, LP 4.00% 2027	1,325	1,227
Energy Transfer Partners, LP 4.20% 2027	9,400	8,885
Energy Transfer Partners, LP 6.125% 2045	2,295	2,301
Energy Transfer Partners, LP 5.30% 2047	14,728	13,240
Energy Transfer Partners, LP 5.40% 2047	11,986	10,953
Energy Transfer Partners, LP 6.00% 2048	8,646	8,547
Energy Transfer Partners, LP 6.25% (undated) (3-month USD-LIBOR + 4.028% on 2/15/2023)[7]	7,500	7,027
Energy Transfer Partners, LP 6.625% 2049 (3-month USD-LIBOR + 4.155% on 2/15/2028)[7]	10,220	9,485
EnLink Midstream Partners, LP 2.70% 2019	5,920	5,883
EnLink Midstream Partners, LP 5.05% 2045	705	560
EnLink Midstream Partners, LP 5.45% 2047	4,205	3,554
Ensco PLC 5.20% 2025	4,265	3,513
Ensco PLC 5.75% 2044	1,750	1,232
Capital Income Builder — Page 12 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
EQT Corp. 3.90% 2027	$3,020	$2,753
Equinor ASA 3.625% 2028	17,905	17,426
Exxon Mobil Corp. 2.222% 2021	7,750	7,575
Husky Energy Inc. 7.25% 2019	4,500	4,686
Jonah Energy LLC 7.25% 2025[2]	2,500	2,000
Kinder Morgan Energy Partners, LP 5.00% 2043	8,020	7,409
Kinder Morgan Energy Partners, LP 5.40% 2044	6,230	6,109
Kinder Morgan Energy Partners, LP 5.50% 2044	1,600	1,574
Kinder Morgan, Inc. 3.15% 2023	1,190	1,149
Kinder Morgan, Inc. 4.30% 2025	75,495	75,202
Kinder Morgan, Inc. 4.30% 2028	18,630	18,045
Kinder Morgan, Inc. 5.55% 2045	49,775	50,459
Kinder Morgan, Inc. 5.05% 2046	8,095	7,676
Marathon Oil Corp. 4.40% 2027	18,885	18,438
MPLX LP 4.125% 2027	2,445	2,337
MPLX LP 4.00% 2028	6,080	5,722
MPLX LP 5.20% 2047	505	479
Murphy Oil Corp. 5.75% 2025	6,700	6,681
Neptune Energy Group Holdings Limited 6.625% 2025[2]	2,455	2,397
NGL Energy Partners LP 5.125% 2019	9,100	9,157
NGPL PipeCo LLC 7.768% 2037[2]	2,000	2,350
Noble Corp. PLC 7.95% 2025[7]	1,785	1,633
Noble Corp. PLC 8.95% 2045[7]	3,010	2,837
Noble Energy, Inc. 3.85% 2028	3,465	3,183
Noble Energy, Inc. 4.95% 2047	7,630	6,947
NuStar Logistics, LP 5.625% 2027	5,000	4,800
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	10,000	9,200
Petrobras Global Finance Co. 6.25% 2024	1,250	1,269
Petrobras Global Finance Co. 7.375% 2027	1,365	1,419
Petrobras Global Finance Co. 5.999% 2028	2,535	2,411
Petrobras Global Finance Co. 5.75% 2029	1,620	1,503
Petrobras Global Finance Co. 7.25% 2044	300	290
Petrobras Global Finance Co. 6.85% 2115	1,035	922
Petróleos Mexicanos 6.875% 2026	34,020	33,969
Petróleos Mexicanos 6.50% 2027	2,470	2,400
Petróleos Mexicanos 5.35% 2028[2]	1,530	1,367
Petróleos Mexicanos 6.50% 2029[2]	1,420	1,359
Petróleos Mexicanos 6.75% 2047	2,685	2,320
Petróleos Mexicanos 6.35% 2048[2]	10,178	8,487
Phillips 66 4.30% 2022	11,525	11,772
Phillips 66 Partners LP 3.605% 2025	540	516
Phillips 66 Partners LP 3.55% 2026	2,600	2,433
Phillips 66 Partners LP 3.75% 2028	670	622
Phillips 66 Partners LP 4.68% 2045	160	146
Phillips 66 Partners LP 4.90% 2046	735	681
Pioneer Natural Resources Co. 3.45% 2021	685	682
QEP Resources, Inc. 5.625% 2026	350	331
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[2,9,12]	502	243
Royal Dutch Shell PLC 1.75% 2021	10,865	10,418
Sabine Pass Liquefaction, LLC 5.625% 2025	6,450	6,743
Sabine Pass Liquefaction, LLC 5.00% 2027	4,575	4,600
Sabine Pass Liquefaction, LLC 4.20% 2028	1,275	1,216
Schlumberger BV 4.00% 2025[2]	19,919	19,733
Targa Resources Partners LP 4.125% 2019	4,000	4,020
Capital Income Builder — Page 13 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
TC PipeLines, LP 4.375% 2025	$1,984	$1,946
Tesoro Logistics LP 6.25% 2022	520	537
Total Capital SA 3.883% 2028	5,280	5,305
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[7]	61,650	60,842
TransCanada Corp., junior subordinated, (3-month USD-LIBOR + 2.21%) 4.524% 2067[10]	8,000	7,286
TransCanada PipeLines Ltd. 4.25% 2028	22,005	21,577
TransCanada PipeLines Ltd. 4.875% 2048	7,500	7,269
TransCanada PipeLines Ltd. 5.10% 2049	5,000	5,023
Transportadora de Gas Peru SA 4.25% 2028[2,9]	1,090	1,061
Valero Energy Partners LP 4.375% 2026	1,735	1,709
Western Gas Partners LP 3.95% 2025	1,520	1,414
Western Gas Partners LP 4.65% 2026	9,149	8,926
Western Gas Partners LP 5.30% 2048	3,300	2,862
Williams Partners LP 4.125% 2020	5,000	5,048
Williams Partners LP 4.30% 2024	4,220	4,225
		913,958
Utilities 0.68%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[2]	10,000	9,894
AES Corp. 6.00% 2026	3,700	3,802
AES Corp. 5.125% 2027	5,000	4,950
Atlantic City Electric Co. 4.00% 2028	5,485	5,512
Berkshire Hathaway Energy Co. 4.45% 2049[2]	2,000	1,926
Calpine Corp. 5.25% 2026[2]	4,125	3,805
Centerpoint Energy, Inc. 2.50% 2022	6,000	5,734
Centerpoint Energy, Inc. 3.85% 2024	19,500	19,510
Cleveland Electric Illuminating Co. 8.875% 2018	21,700	21,745
CMS Energy Corp. 5.05% 2022	5,460	5,680
CMS Energy Corp. 3.00% 2026	11,064	10,327
CMS Energy Corp. 3.45% 2027	3,485	3,316
CMS Energy Corp. 4.875% 2044	1,275	1,311
Commonwealth Edison Co. 2.95% 2027	7,450	6,857
Consumers Energy Co. 3.80% 2028	2,400	2,391
Consumers Energy Co. 4.05% 2048	11,425	10,936
Consumers Energy Co. 4.35% 2049	1,225	1,220
Dominion Resources, Inc. 2.579% 2020[7]	2,325	2,290
DTE Energy Co. 3.70% 2023	48,125	47,832
Duke Energy Corp. 3.95% 2023	985	993
Duke Energy Corp. 3.75% 2024	2,490	2,471
Duke Energy Corp. 2.65% 2026	4,660	4,177
Duke Energy Progress, LLC 3.70% 2028	7,875	7,751
Edison International 2.40% 2022	1,800	1,699
EDP Finance BV 3.625% 2024[2]	15,450	14,664
Electricité de France SA 5.00% 2048[2]	7,500	6,932
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]	20,554	21,530
Emera US Finance LP 4.75% 2046	5,000	4,659
Enel Finance International SA 3.625% 2027[2]	10,300	8,961
Enel Finance International SA 3.50% 2028[2]	13,787	11,610
Enel Finance International SA 4.875% 2029[2]	22,269	20,869
Entergy Corp. 4.00% 2022	4,435	4,464
Entergy Corp. 2.95% 2026	7,750	7,030
Entergy Louisiana, LLC 3.30% 2022	4,060	3,972
Entergy Louisiana, LLC 4.20% 2048	7,950	7,689
Eversource Energy 2.375% 2022	1,410	1,351
Capital Income Builder — Page 14 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Eversource Energy 2.75% 2022	$528	$517
Eversource Energy 2.80% 2023	1,870	1,801
Exelon Corp. 3.497% 2022[7]	21,750	21,231
Exelon Corp. 3.95% 2025	635	626
Exelon Corp. 3.40% 2026	1,570	1,479
FirstEnergy Corp. 3.90% 2027	65,458	62,636
FirstEnergy Corp. 3.50% 2028[2]	8,725	8,171
FirstEnergy Corp., Series B, 4.25% 2023	17,000	17,174
IPALCO Enterprises, Inc. 3.70% 2024	2,000	1,933
Mississippi Power Co. 4.25% 2042	26,132	23,564
National Rural Utilities Cooperative Finance Corp. 2.95% 2024	750	724
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	715	692
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	2,500	2,350
NV Energy, Inc 6.25% 2020	14,370	15,140
Pacific Gas and Electric Co. 2.45% 2022	1,050	991
Pacific Gas and Electric Co. 3.25% 2023	26,804	25,597
Pacific Gas and Electric Co. 3.85% 2023	3,637	3,554
Pacific Gas and Electric Co. 4.25% 2023[2]	20,755	20,673
Pacific Gas and Electric Co. 3.40% 2024	11,055	10,472
Pacific Gas and Electric Co. 3.75% 2024	1,457	1,410
Pacific Gas and Electric Co. 3.50% 2025	1,285	1,199
Pacific Gas and Electric Co. 2.95% 2026	1,461	1,299
Pacific Gas and Electric Co. 3.30% 2027	636	567
Pacific Gas and Electric Co. 3.30% 2027	499	449
Pacific Gas and Electric Co. 4.65% 2028[2]	4,255	4,195
Pacific Gas and Electric Co. 3.75% 2042	430	342
Pacific Gas and Electric Co. 4.00% 2046	3,500	2,860
Pacific Gas and Electric Co. 3.95% 2047	1,488	1,206
PacifiCorp., First Mortgage Bonds, 4.125% 2049	7,500	7,097
Pennsylvania Electric Co. 3.25% 2028[2]	6,000	5,517
Progress Energy, Inc. 7.05% 2019	9,650	9,793
Progress Energy, Inc. 7.00% 2031	4,000	4,960
Progress Energy, Inc. 7.75% 2031	2,500	3,241
Public Service Co. of Colorado 5.125% 2019	900	912
Public Service Co. of Colorado 3.80% 2047	685	628
Public Service Enterprise Group Inc. 2.00% 2021	13,500	12,869
Puget Energy, Inc. 6.50% 2020	5,438	5,740
Puget Energy, Inc. 5.625% 2022	6,525	6,873
Puget Energy, Inc. 3.65% 2025	8,500	8,159
SCANA Corp. 6.25% 2020	797	817
SCANA Corp. 4.75% 2021	12,239	12,317
SCANA Corp. 4.125% 2022	19,928	19,669
South Carolina Electric & Gas Co. 4.25% 2028	4,400	4,381
South Carolina Electric & Gas Co. 5.45% 2041	3,704	3,984
South Carolina Electric & Gas Co. 4.35% 2042	491	464
South Carolina Electric & Gas Co. 4.10% 2046	3,879	3,455
Southwestern Public Service Co. 3.70% 2047	2,730	2,454
Tampa Electric Co. 2.60% 2022	1,200	1,152
Teco Finance, Inc. 5.15% 2020	13,275	13,530
Virginia Electric and Power Co. 3.45% 2024	1,860	1,839
Virginia Electric and Power Co., Series B, 3.45% 2022	1,330	1,322
Virginia Electric and Power Co., Series B, 3.80% 2047	925	825
Xcel Energy Inc. 4.70% 2020	18	18
Capital Income Builder — Page 15 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Xcel Energy Inc. 3.30% 2025	$5,850	$5,625
Xcel Energy Inc. 6.50% 2036	3,000	3,717
		674,070
Communication services 0.61%
América Móvil, SAB de CV 6.45% 2022	MXN45,000	1,992
América Móvil, SAB de CV 8.46% 2036	147,200	6,287
AT&T Inc. (3-month USD-LIBOR + 1.18%) 3.514% 2024[10]	$7,655	7,682
AT&T Inc. 4.25% 2027	15,000	14,573
AT&T Inc. 4.35% 2045	10,580	8,713
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	3,150	3,147
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	2,500	2,506
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[2]	3,275	3,197
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[2]	10,085	9,518
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,800	2,541
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	3,945	3,703
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[2]	8,375	7,841
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	2,735	2,470
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	24,780	23,475
CenturyLink, Inc. 7.50% 2024	20,283	21,348
CenturyLink, Inc., Series T, 5.80% 2022	5,725	5,732
Comcast Corp. 3.70% 2024	9,345	9,320
Comcast Corp. 3.95% 2025	8,130	8,115
Comcast Corp. 2.35% 2027	3,220	2,819
Comcast Corp. 3.15% 2028	10,015	9,214
Comcast Corp. 4.15% 2028	24,620	24,449
Comcast Corp. 4.75% 2044	3,500	3,428
Comcast Corp. 4.00% 2047	3,655	3,191
Comcast Corp. 4.00% 2048	10,000	8,749
Comcast Corp. 4.70% 2048	16,500	16,034
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.81% 2022[9,10,11]	1,465	1,447
Deutsche Telekom International Finance BV 2.82% 2022[2]	4,875	4,744
Deutsche Telekom International Finance BV 2.485% 2023[2]	7,500	7,030
Deutsche Telekom International Finance BV 4.375% 2028[2]	7,500	7,360
Frontier Communications Corp. 6.25% 2021	600	526
Frontier Communications Corp. 10.50% 2022	5,250	4,397
Frontier Communications Corp. 11.00% 2025	4,800	3,540
Inmarsat PLC 6.50% 2024[2]	3,619	3,578
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.242% 2022[9,10,11]	3,528	3,385
NBC Universal Enterprise, Inc. 5.25% 2049[2]	21,995	22,325
Sirius XM Radio Inc. 5.00% 2027[2]	6,475	6,117
SoftBank Group Corp. 3.36% 2023[2,9]	7,500	7,444
Sprint Corp. 6.90% 2019	17,200	17,468
Sprint Corp. 11.50% 2021	124,685	146,817
Sprint Corp. 7.875% 2023	42,000	44,940
Thomson Reuters Corp. 4.30% 2023	1,245	1,257
Thomson Reuters Corp. 5.65% 2043	1,190	1,231
Time Warner Cable Inc. 5.00% 2020	10,000	10,161
Time Warner Inc. 3.80% 2027	4,535	4,253
T-Mobile US, Inc. 6.375% 2025	3,600	3,721
T-Mobile US, Inc. 6.50% 2026	10,650	11,262
Univision Communications Inc. 6.75% 2022[2]	1,039	1,062
Univision Communications Inc. 5.125% 2023[2]	8,505	8,033
Capital Income Builder — Page 16 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 4.125% 2027	$4,676	$4,634
Verizon Communications Inc. 4.50% 2033	27,265	26,554
Verizon Communications Inc. 4.125% 2046	3,500	3,027
Vodafone Group PLC 4.375% 2028	32,284	31,211
Vodafone Group PLC 5.25% 2048	16,377	15,458
		613,026
Consumer staples 0.56%
Altria Group, Inc. 9.25% 2019	3,834	4,016
Altria Group, Inc. 2.625% 2020	4,340	4,313
Altria Group, Inc. 4.75% 2021	1,500	1,543
Altria Group, Inc. 2.95% 2023	3,800	3,681
Altria Group, Inc. 4.00% 2024	3,000	3,007
Altria Group, Inc. 2.625% 2026	1,375	1,237
Anheuser-Busch InBev NV 6.875% 2019	16,000	16,597
Anheuser-Busch InBev NV 2.65% 2021	1,640	1,609
Anheuser-Busch InBev NV 3.65% 2026	19,850	18,857
Anheuser-Busch InBev NV 4.90% 2046	9,010	8,539
Anheuser-Busch InBev NV 4.60% 2048	12,258	11,078
British American Tobacco PLC 2.764% 2022[2]	5,970	5,720
British American Tobacco PLC 3.222% 2024[2]	2,500	2,362
British American Tobacco PLC 3.557% 2027[2]	52,725	48,435
British American Tobacco PLC 4.39% 2037[2]	2,500	2,238
British American Tobacco PLC 4.54% 2047[2]	15,865	13,866
Coca-Cola Co. 2.20% 2022	5,250	5,069
Conagra Brands, Inc. 4.60% 2025	7,685	7,702
Conagra Brands, Inc. 4.85% 2028	15,000	14,985
Constellation Brands, Inc. 2.25% 2020	10,000	9,768
Constellation Brands, Inc. 2.65% 2022	4,445	4,260
Constellation Brands, Inc. 2.70% 2022	415	399
Constellation Brands, Inc. 3.50% 2027	775	718
Constellation Brands, Inc. 4.50% 2047	445	401
Costco Wholesale Corp. 2.15% 2021	2,500	2,440
Costco Wholesale Corp. 2.30% 2022	12,500	12,076
Costco Wholesale Corp. 2.75% 2024	1,500	1,446
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 2.976% 2021[10]	11,975	11,969
General Mills, Inc. 3.20% 2021	2,840	2,821
Keurig Dr. Pepper Inc. 3.551% 2021[2]	9,105	9,068
Keurig Dr. Pepper Inc. 4.057% 2023[2]	10,650	10,597
Keurig Dr. Pepper Inc. 4.597% 2028[2]	26,497	26,168
Keurig Dr. Pepper Inc. 4.985% 2038[2]	5,351	5,167
Keurig Dr. Pepper Inc. 5.085% 2048[2]	18,667	17,940
Molson Coors Brewing Co. 1.45% 2019	625	618
Molson Coors Brewing Co. 1.90% 2019	430	428
Molson Coors Brewing Co. 2.25% 2020	735	725
Molson Coors Brewing Co. 2.10% 2021	2,920	2,797
Molson Coors Brewing Co. 3.00% 2026	7,640	6,814
Molson Coors Brewing Co. 4.20% 2046	5,480	4,635
Nestle Holdings, Inc. 3.35% 2023[2]	14,000	13,916
PepsiCo, Inc. 2.00% 2021	1,750	1,698
PepsiCo, Inc. 2.25% 2022	1,500	1,447
Philip Morris International Inc. 2.00% 2020	4,175	4,114
Philip Morris International Inc. 2.375% 2022	5,595	5,357
Philip Morris International Inc. 2.50% 2022	11,000	10,556
Capital Income Builder — Page 17 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Philip Morris International Inc. 2.625% 2022	$6,125	$5,966
Philip Morris International Inc. 3.375% 2025	2,500	2,414
Philip Morris International Inc. 4.25% 2044	11,090	10,005
Reckitt Benckiser Group PLC 2.375% 2022[2]	10,370	9,916
Reckitt Benckiser Treasury Services PLC 2.75% 2024[2]	2,215	2,081
Reynolds American Inc. 3.25% 2020	7,355	7,334
Reynolds American Inc. 4.00% 2022	4,500	4,513
Reynolds American Inc. 4.45% 2025	21,000	20,923
Reynolds American Inc. 5.85% 2045	10,062	10,350
Wal-Mart Stores, Inc. 3.55% 2025	80,000	79,783
Wal-Mart Stores, Inc. 3.70% 2028	12,000	11,836
WM. Wrigley Jr. Co. 2.90% 2019[2]	2,000	1,995
WM. Wrigley Jr. Co. 3.375% 2020[2]	43,185	43,194
		553,507
Consumer discretionary 0.47%
Amazon.com, Inc. 2.80% 2024	91,000	86,913
Amazon.com, Inc. 3.15% 2027	18,435	17,397
Amazon.com, Inc. 3.875% 2037	8,750	8,267
Amazon.com, Inc. 4.05% 2047	10,000	9,406
Bayerische Motoren Werke AG 1.45% 2019[2]	10,210	10,059
Cedar Fair, LP 5.375% 2027	5,000	4,794
DaimlerChrysler North America Holding Corp. 2.70% 2020[2]	1,500	1,479
DaimlerChrysler North America Holding Corp. 3.00% 2021[2]	2,500	2,469
DaimlerChrysler North America Holding Corp. 3.30% 2025[2]	6,750	6,395
Ford Motor Co. 5.291% 2046	15,000	12,604
Ford Motor Credit Co. 2.597% 2019	810	801
Ford Motor Credit Co. 3.219% 2022	4,390	4,199
Ford Motor Credit Co. 3.664% 2024	1,000	911
General Motors Co. 4.35% 2025	11,555	11,146
General Motors Co. 5.20% 2045	3,920	3,415
General Motors Co. 5.40% 2048	18,500	16,441
General Motors Co. 5.95% 2049	5,000	4,691
General Motors Financial Co. 3.70% 2020	15,890	15,867
Home Depot, Inc. 4.40% 2021	10,000	10,250
Hyundai Capital America 2.55% 2020[2]	3,000	2,946
Hyundai Capital America 2.75% 2020[2]	5,000	4,901
Hyundai Capital America 3.25% 2022[2]	10,000	9,653
International Game Technology 6.25% 2027[2]	5,000	4,947
Lennar Corp. 8.375% 2021	5,000	5,412
Limited Brands, Inc. 5.25% 2028	5,250	4,482
Lowe’s Companies, Inc. 4.05% 2047	4	4
McDonald’s Corp. 2.625% 2022	1,035	1,007
McDonald’s Corp. 3.70% 2026	7,015	6,856
McDonald’s Corp. 3.50% 2027	9,985	9,546
McDonald’s Corp. 4.875% 2045	5,600	5,621
McDonald’s Corp. 4.45% 2047	13,950	13,096
McDonald’s Corp. 4.45% 2048	3,000	2,819
MGM Resorts International 5.75% 2025	7,500	7,350
MGM Resorts International 4.625% 2026	4,925	4,469
Morongo Band of Mission Indians, 7.00% 2039[2,9]	5,000	4,989
Netflix, Inc. 5.875% 2028[2]	45,000	44,437
Newell Rubbermaid Inc. 2.60% 2019	1,210	1,207
Newell Rubbermaid Inc. 3.15% 2021	805	789
Capital Income Builder — Page 18 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
NIKE, Inc. 3.875% 2045	$7,145	$6,605
Petsmart, Inc. 7.125% 2023[2]	7,100	5,005
Petsmart, Inc. 5.875% 2025[2]	5,645	4,445
S.A.C.I. Falabella 3.75% 2027[2]	4,560	4,145
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	8,000	7,470
Sands China Ltd. 4.60% 2023[2]	13,500	13,349
Sands China Ltd. 5.40% 2028[2]	28,500	27,309
Starbucks Corp. 4.00% 2028	6,480	6,308
Starbucks Corp. 4.30% 2045	875	789
Starbucks Corp. 3.75% 2047	3,885	3,217
Starbucks Corp. 4.50% 2048	17,215	16,031
Volkswagen Group of America Finance, LLC 2.40% 2020[2]	4,070	3,997
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[2]	7,820	7,087
YUM! Brands, Inc. 4.75% 2027[2]	5,000	4,713
		472,505
Industrials 0.22%
3M Co. 2.25% 2023	3,500	3,355
3M Co. 2.25% 2026	3,625	3,270
3M Co. 3.625% 2028	13,780	13,641
Airbus Group SE 2.70% 2023[2]	4,445	4,283
American Airlines, Inc. 5.50% 2019[2]	2,000	2,028
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[9]	333	341
ARAMARK Corp. 5.00% 2028[2]	5,000	4,756
BNSF Funding Trust I 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[7]	6,700	7,336
Camelot Finance SA, Term Loan, (3-month USD-LIBOR + 3.25%) 5.52% 2023[9,10,11]	1,920	1,922
Canadian National Railway Co. 3.20% 2046	1,480	1,222
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[9]	935	1,000
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[9]	2,419	2,552
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[9]	3,775	3,910
CSX Corp. 3.80% 2028	1,885	1,822
Deck Chassis Acquisition Inc. 10.00% 2023[2]	9,900	10,296
ERAC USA Finance Co. 2.70% 2023[2]	13,700	12,884
FedEx Corp. 4.95% 2048	3,000	2,927
General Electric Capital Corp. 2.342% 2020	5,984	5,803
Harris Corp. 2.70% 2020	1,530	1,514
Harris Corp. 3.832% 2025	410	400
Lockheed Martin Corp. 1.85% 2018	1,685	1,684
Lockheed Martin Corp. 2.50% 2020	5,020	4,932
Lockheed Martin Corp. 3.10% 2023	1,910	1,872
Lockheed Martin Corp. 3.55% 2026	6,000	5,866
Lockheed Martin Corp. 4.50% 2036	1,960	1,984
Lockheed Martin Corp. 4.70% 2046	6,570	6,686
Norfolk Southern Corp. 3.65% 2025	10,000	9,872
Northrop Grumman Corp. 2.55% 2022	10,020	9,642
Northrop Grumman Corp. 3.25% 2028	19,675	18,196
Rockwell Collins, Inc. 2.80% 2022	1,215	1,179
Roper Technologies, Inc. 2.80% 2021	690	672
Siemens AG 2.70% 2022[2]	10,750	10,458
Union Pacific Corp. 3.95% 2028	2,529	2,493
Union Pacific Corp. 4.50% 2048	1,000	973
United Rentals, Inc. 5.875% 2026	7,500	7,378
United Rentals, Inc. 6.50% 2026	7,130	7,228
United Technologies Corp. 2.30% 2022	1,185	1,136
Capital Income Builder — Page 19 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
United Technologies Corp. 3.125% 2027	$12,375	$11,404
United Technologies Corp. 4.125% 2028	31,405	30,968
Westinghouse Air Brake Technologies Corp. (dba Wabtec Corp.) 4.15% 2024	4,005	3,916
		223,801
Materials 0.20%
Ball Corp. 4.375% 2020	1,225	1,228
CF Industries, Inc. 5.375% 2044	3,500	3,093
Chemours Co. 5.375% 2027	5,700	5,315
Consolidated Energy Finance SA 6.50% 2026[2]	3,060	3,049
Dow Chemical Co. 4.125% 2021	2,650	2,691
Dow Chemical Co. 4.625% 2044	1,250	1,150
Ecolab Inc. 4.35% 2021	1,224	1,256
First Quantum Minerals Ltd. 7.00% 2021[2]	15,384	15,076
First Quantum Minerals Ltd. 7.25% 2022[2]	87,125	83,204
Freeport-McMoRan Inc. 5.45% 2043	2,275	1,939
International Flavors & Fragrances Inc. 5.00% 2048	7,150	7,041
LYB International Finance BV 4.875% 2044	500	461
LyondellBasell Industries NV 6.00% 2021	2,700	2,849
Mosaic Co. 4.25% 2023	1,700	1,711
Nova Chemicals Corp. 5.25% 2027[2]	7,755	7,018
Nutrien Ltd. 5.875% 2036	350	375
Olin Corp. 5.125% 2027	7,145	6,690
Olin Corp. 5.00% 2030	1,850	1,668
Owens-Illinois, Inc. 6.375% 2025[2]	5,000	5,050
Praxair, Inc. 3.00% 2021	2,500	2,487
Praxair, Inc. 2.20% 2022	1,000	958
SABIC Capital II BV 4.00% 2023[2]	7,995	7,920
Sherwin-Williams Co. 2.75% 2022	1,560	1,503
Sherwin-Williams Co. 3.125% 2024	330	314
Sherwin-Williams Co. 3.45% 2027	23,785	22,032
Sherwin-Williams Co. 4.50% 2047	3,055	2,754
SPCM SA 4.875% 2025[2]	9,999	9,274
Westlake Chemical Corp. 5.00% 2046	1,985	1,867
Westlake Chemical Corp. 4.375% 2047	1,280	1,088
Yara International ASA 7.875% 2019[2]	2,225	2,286
		203,347
Real estate 0.19%
Alexandria Real Estate Equities, Inc. 3.90% 2023	2,400	2,401
Alexandria Real Estate Equities, Inc. 4.30% 2026	1,400	1,379
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,845	1,760
Alexandria Real Estate Equities, Inc. 4.50% 2029	605	595
American Campus Communities, Inc. 3.35% 2020	2,200	2,193
American Campus Communities, Inc. 3.75% 2023	10,190	10,047
American Campus Communities, Inc. 4.125% 2024	5,000	4,954
American Campus Communities, Inc. 3.625% 2027	12,410	11,529
Brandywine Operating Partnership, LP 3.95% 2023	170	169
Camden Property Trust 4.10% 2028	7,000	6,962
Corporate Office Properties LP 5.25% 2024	590	607
Corporate Office Properties LP 5.00% 2025	2,170	2,186
EPR Properties 4.50% 2025	3,635	3,561
EPR Properties 4.75% 2026	1,935	1,871
Equinix, Inc. 5.875% 2026	5,000	5,088
Capital Income Builder — Page 20 of 29

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Essex Portfolio LP 3.625% 2022	$410	$406
Essex Portfolio LP 3.25% 2023	7,845	7,609
Essex Portfolio LP 3.875% 2024	2,335	2,314
Gaming and Leisure Properties, Inc. 5.375% 2026	5,000	4,981
Gaming and Leisure Properties, Inc. 5.75% 2028	7,500	7,631
Hospitality Properties Trust 5.00% 2022	2,000	2,043
Hospitality Properties Trust 4.50% 2023	5,980	5,989
Hospitality Properties Trust 4.50% 2025	1,965	1,899
Hospitality Properties Trust 3.95% 2028	4,150	3,720
Host Hotels & Resorts LP 4.50% 2026	650	641
Howard Hughes Corp. 5.375% 2025[2]	3,745	3,614
Iron Mountain Inc. 4.875% 2027[2]	740	662
Iron Mountain Inc. 5.25% 2028[2]	8,010	7,229
iStar Inc. 4.625% 2020	3,200	3,184
Kimco Realty Corp. 3.40% 2022	2,470	2,429
Kimco Realty Corp. 3.125% 2023	3,175	3,048
Kimco Realty Corp. 3.30% 2025	5,000	4,731
Kimco Realty Corp. 4.45% 2047	2,265	2,032
Public Storage 3.094% 2027	955	886
Scentre Group 2.375% 2019[2]	3,950	3,912
Scentre Group 2.375% 2021[2]	4,220	4,077
Scentre Group 3.25% 2025[2]	4,155	3,876
Scentre Group 3.50% 2025[2]	9,000	8,601
Select Income REIT 4.15% 2022	1,035	1,020
WEA Finance LLC 2.70% 2019[2]	9,415	9,384
WEA Finance LLC 3.25% 2020[2]	22,370	22,272
Westfield Corp. Ltd. 3.15% 2022[2]	14,685	14,386
		187,878
Information technology 0.12%
Apple Inc. 1.55% 2021	12,130	11,610
Apple Inc. 2.90% 2027	15,625	14,492
Apple Inc. 3.20% 2027	2,875	2,737
Apple Inc. 3.35% 2027	7,140	6,886
Broadcom Ltd. 3.00% 2022	21,750	21,070
Broadcom Ltd. 3.625% 2024	6,875	6,590
Broadcom Ltd. 3.875% 2027	24,100	22,139
Broadcom Ltd. 3.50% 2028	5,015	4,424
Infor (US), Inc. 5.75% 2020[2]	1,475	1,494
International Business Machines Corp. 3.375% 2023	5,000	4,931
Microsoft Corp. 1.55% 2021	1,625	1,557
Microsoft Corp. 2.875% 2024	5,150	4,996
Microsoft Corp. 3.30% 2027	2,460	2,388
Microsoft Corp. 3.70% 2046	900	830
NXP BV and NXP Funding LLC 4.125% 2020[2]	1,500	1,500
NXP BV and NXP Funding LLC 4.125% 2021[2]	1,250	1,248
Oracle Corp. (3-month USD-LIBOR + 0.58%) 3.016% 2019[10]	5,000	5,005
Oracle Corp. 1.90% 2021	4,750	4,564
Oracle Corp. 4.00% 2046	2,000	1,806
		120,267
Total corporate bonds & notes		5,887,865
Capital Income Builder — Page 21 of 29

Bonds, notes & other debt instruments Mortgage-backed obligations 3.48%	Principal amount (000)	Value (000)
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[2,9,10]	$22,805	$22,822
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1A1, 3.996% 2034[9,10]	16	16
Bear Stearns ARM Trust, Series 2003-8, Class IIIA, 3.723% 2034[9,10]	612	578
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[9]	212	236
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[9]	116	126
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 2033[9]	165	177
Fannie Mae 4.50% 2020[9]	56	57
Fannie Mae 6.00% 2021[9]	257	264
Fannie Mae 4.50% 2024[9]	3,582	3,675
Fannie Mae 4.50% 2024[9]	866	886
Fannie Mae 6.00% 2024[9]	10	11
Fannie Mae 3.50% 2033[9,13]	39,938	39,907
Fannie Mae 5.50% 2033[9]	215	230
Fannie Mae 6.00% 2036[9]	3,477	3,790
Fannie Mae 6.00% 2036[9]	2,755	3,008
Fannie Mae 6.00% 2036[9]	2,323	2,535
Fannie Mae 6.00% 2036[9]	1,695	1,852
Fannie Mae 6.00% 2036[9]	633	689
Fannie Mae 5.50% 2037[9]	264	283
Fannie Mae 6.50% 2037[9]	961	1,070
Fannie Mae 6.50% 2037[9]	150	165
Fannie Mae 6.50% 2037[9]	140	145
Fannie Mae 7.00% 2037[9]	212	230
Fannie Mae 7.50% 2037[9]	310	338
Fannie Mae 5.50% 2038[9]	2,023	2,169
Fannie Mae 5.50% 2038[9]	2,017	2,168
Fannie Mae 5.50% 2038[9]	844	907
Fannie Mae 5.50% 2038[9]	489	525
Fannie Mae 5.50% 2038[9]	193	205
Fannie Mae 6.00% 2038[9]	1,214	1,326
Fannie Mae 7.00% 2038[9]	45	50
Fannie Mae 5.50% 2039[9]	171	182
Fannie Mae 4.00% 2040[9]	557	562
Fannie Mae 6.00% 2040[9]	8,337	9,103
Fannie Mae 4.00% 2041[9]	925	933
Fannie Mae 4.00% 2041[9]	556	561
Fannie Mae 4.00% 2041[9]	510	514
Fannie Mae 4.00% 2041[9]	243	245
Fannie Mae 5.00% 2041[9]	8,907	9,426
Fannie Mae 6.00% 2041[9]	5,908	6,491
Fannie Mae 4.00% 2042[9]	21,498	21,670
Fannie Mae 4.00% 2042[9]	12,722	12,825
Fannie Mae 4.00% 2042[9]	4,417	4,454
Fannie Mae 4.00% 2042[9]	3,169	3,195
Fannie Mae 4.00% 2042[9]	2,087	2,104
Fannie Mae 4.00% 2042[9]	1,467	1,479
Fannie Mae 4.50% 2043[9]	4,113	4,237
Fannie Mae 4.00% 2044[9]	10,707	10,769
Fannie Mae 4.00% 2044[9]	6,699	6,738
Fannie Mae 4.00% 2044[9]	6,471	6,508
Fannie Mae 4.00% 2045[9]	14,672	14,757
Fannie Mae 3.00% 2046[9]	69,859	66,179
Fannie Mae 3.50% 2046[9]	2,382	2,330
Fannie Mae 4.00% 2046[9]	42,762	42,949
Fannie Mae 4.00% 2046[9]	27,963	28,084
Capital Income Builder — Page 22 of 29

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2046[9]	$21,050	$21,156
Fannie Mae 4.00% 2046[9]	19,732	19,795
Fannie Mae 4.00% 2046[9]	18,292	18,371
Fannie Mae 4.00% 2046[9]	15,356	15,405
Fannie Mae 4.00% 2046[9]	11,434	11,471
Fannie Mae 4.00% 2046[9]	6,409	6,437
Fannie Mae 4.00% 2046[9]	6,319	6,340
Fannie Mae 4.00% 2046[9]	4,822	4,838
Fannie Mae 4.00% 2046[9]	4,787	4,808
Fannie Mae 4.50% 2046[9]	4,126	4,236
Fannie Mae 4.00% 2047[9]	132,936	133,067
Fannie Mae 4.00% 2047[9]	45,485	45,530
Fannie Mae 4.00% 2047[9]	29,948	29,981
Fannie Mae 4.00% 2047[9]	25,490	25,605
Fannie Mae 4.00% 2047[9]	18,972	19,031
Fannie Mae 4.00% 2047[9]	11,862	11,900
Fannie Mae 4.00% 2047[9]	9,263	9,293
Fannie Mae 4.00% 2047[9]	2,949	2,954
Fannie Mae 4.50% 2047[9]	85,262	87,416
Fannie Mae 4.50% 2047[9]	67,327	69,029
Fannie Mae 4.50% 2047[9]	50,776	52,373
Fannie Mae 7.00% 2047[9]	58	63
Fannie Mae 4.00% 2048[9,13]	113,063	113,071
Fannie Mae 4.50% 2048[9,13]	303,650	310,464
Fannie Mae 4.50% 2048[9]	76,692	78,682
Fannie Mae 4.50% 2048[9]	74,009	75,907
Fannie Mae 4.50% 2048[9]	64,677	66,355
Fannie Mae 4.50% 2048[9,13]	59,290	60,713
Fannie Mae 4.50% 2048[9]	18,662	19,135
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021[9]	1	1
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[9]	463	483
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 2.561% 2036[9,10]	1,320	1,312
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[9]	65	72
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[9]	69	78
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[9,10]	2,890	2,737
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[9]	1,415	1,169
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[9]	930	798
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[9]	309	261
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[9]	179	146
Flagstar Mortgage Trust, Series 2018-3INV, Class A3, 4.00% 2048[2,9]	28,467	28,259
Freddie Mac 5.50% 2023[9]	565	581
Freddie Mac 3.50% 2033[9]	53,921	53,988
Freddie Mac 3.50% 2033[9]	13,500	13,507
Freddie Mac 5.00% 2038[9]	1,175	1,241
Freddie Mac 5.50% 2038[9]	2,211	2,376
Freddie Mac 5.00% 2039[9]	9,167	9,685
Freddie Mac 4.00% 2040[9]	1,426	1,440
Freddie Mac 6.00% 2040[9]	89	98
Freddie Mac 4.50% 2041[9]	14,885	15,432
Freddie Mac 4.50% 2041[9]	538	558
Freddie Mac 5.00% 2041[9]	316	334
Freddie Mac 5.50% 2041[9]	4,139	4,441
Freddie Mac 4.00% 2042[9]	13,243	13,371
Freddie Mac 4.50% 2043[9]	1,777	1,824
Freddie Mac 3.098% 2045[9,10]	4,055	4,066
Capital Income Builder — Page 23 of 29

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2045[9]	$35,688	$35,012
Freddie Mac 3.50% 2046[9]	423	409
Freddie Mac 4.00% 2046[9]	28,888	28,987
Freddie Mac 4.00% 2046[9]	15,956	16,010
Freddie Mac 4.00% 2046[9]	15,397	15,456
Freddie Mac 4.00% 2046[9]	4,025	4,040
Freddie Mac 3.50% 2047[9]	100,022	97,484
Freddie Mac 3.50% 2047[9]	23,555	22,957
Freddie Mac 3.50% 2047[9]	10,628	10,358
Freddie Mac 3.50% 2047[9]	7,254	7,070
Freddie Mac 4.00% 2047[9]	92,849	93,113
Freddie Mac 4.50% 2047[9]	1,892	1,943
Freddie Mac 4.50% 2047[9]	1,150	1,179
Freddie Mac 6.50% 2047[9]	332	353
Freddie Mac 4.00% 2048[9,13]	103,719	103,763
Freddie Mac 4.00% 2048[9]	14,091	14,112
Freddie Mac 4.50% 2048[9]	81,826	83,896
Freddie Mac 4.50% 2048[9,13]	53,600	54,900
Freddie Mac 4.50% 2048[9]	18,392	18,857
Freddie Mac, Series 2890, Class KT, 4.50% 2019[9]	25	25
Freddie Mac, Series 2642, Class BL, 3.50% 2023[9]	113	113
Freddie Mac, Series 2122, Class QM, 6.25% 2029[9]	1,314	1,377
Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 2021[9]	8,590	8,569
Freddie Mac, Series K023, Class A2, Multi Family, 2.307% 2022[9]	18,009	17,455
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[9]	10,110	9,848
Freddie Mac, Series K021, Class A2, Multi Family, 2.396% 2022[9]	41,420	40,349
Freddie Mac, Series K024, Class A2, Multi Family, 2.573% 2022[9]	5,965	5,822
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[9]	11,565	11,397
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[9]	3,717	3,615
Freddie Mac, Series K030, Class A2, Multi Family, 3.25% 2023[9]	9,380	9,348
Freddie Mac, Series K036, Class A2, Multi Family, 3.527% 2023[9]	10,000	10,063
Freddie Mac, Series K043, Class A2, Multi Family, 3.062% 2024[9]	28,910	28,352
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[9]	41,090	39,651
Freddie Mac, Series K050, Class A2, Multi Family, 3.334% 2025[9]	15,000	14,849
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[9]	3,500	3,309
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[9]	4,360	4,186
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[9,10]	14,250	13,700
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[9]	4,810	4,638
Freddie Mac, Series K064, Class A2, Multi Family, 3.224% 2027[9,10]	4,390	4,269
Freddie Mac, Series K068, Class A2, Multi Family, 3.244% 2027[9]	2,350	2,272
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[9,10]	6,990	6,779
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026[9]	496	453
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[9]	1,661	1,423
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036[9]	927	812
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[9]	633	539
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[9]	482	433
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[9]	430	378
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036[9]	265	235
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[9]	19,737	19,002
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[9]	18,727	18,059
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[9,10]	9,904	9,432
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[9]	15,374	14,976
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[9]	6,051	5,835
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 2057[9]	41,427	42,689
Government National Mortgage Assn. 4.50% 2037[9]	1,486	1,535
Capital Income Builder — Page 24 of 29

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 6.00% 2039[9]	$2,328	$2,516
Government National Mortgage Assn. 6.50% 2039[9]	394	425
Government National Mortgage Assn. 3.50% 2040[9]	242	239
Government National Mortgage Assn. 5.00% 2040[9]	2,284	2,382
Government National Mortgage Assn. 5.50% 2040[9]	3,023	3,200
Government National Mortgage Assn. 4.50% 2041[9]	2,467	2,541
Government National Mortgage Assn. 5.00% 2041[9]	2,916	3,037
Government National Mortgage Assn. 6.50% 2041[9]	1,483	1,625
Government National Mortgage Assn. 4.50% 2045[9]	39,079	40,653
Government National Mortgage Assn. 4.50% 2045[9]	5,282	5,494
Government National Mortgage Assn. 4.50% 2045[9]	3,654	3,801
Government National Mortgage Assn. 3.50% 2048[9,13]	66,375	65,199
Government National Mortgage Assn. 4.50% 2048[9]	82,000	84,240
Government National Mortgage Assn. 5.00% 2048[9,13]	332,951	346,191
Government National Mortgage Assn. 5.00% 2048[9]	50,000	52,151
Government National Mortgage Assn. 5.00% 2048[9]	1,094	1,143
Government National Mortgage Assn. 4.501% 2061[9]	649	652
Government National Mortgage Assn. 4.546% 2062[9]	3,277	3,297
Government National Mortgage Assn. 4.614% 2062[9]	1,359	1,371
Government National Mortgage Assn. 4.766% 2062[9]	980	990
Government National Mortgage Assn. 5.024% 2064[9]	86	87
Government National Mortgage Assn. 5.038% 2064[9]	148	149
Government National Mortgage Assn. 5.048% 2064[9]	97	99
Government National Mortgage Assn. 5.069% 2064[9]	101	103
Government National Mortgage Assn. 5.046% 2065[9]	81	82
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035[9]	1,329	1,134
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037[9]	939	824
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM, 5.372% 2047[9]	29	29
Morgan Stanley Capital I Trust, Series 2011-C1, Class A4, 5.033% 2047[2,9,10]	98	101
Nationstar HECM Loan Trust, Series 2017-2A, Class A1, 2.0383% 2027[2,3,9,10]	5,845	5,803
Nationstar HECM Loan Trust, Series 2017-2A, Class M1, 2.8154% 2027[2,3,9]	6,210	6,181
Seasoned Loan Structured Transaction, Series 2018-1, Class A1, 3.50% 2028[9]	1,421	1,411
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[2,9,10]	9,353	9,375
Starwood Mortgage Residential Trust, Series 2018-IMC1, Class A1 3.793% 2048[2,9]	17,487	17,528
Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.881% 2057[2,9,10]	9,807	9,820
		3,467,978
Bonds & notes of governments & government agencies outside the U.S. 0.23%
Honduras (Republic of) 8.75% 2020	4,450	4,808
Japan Bank for International Cooperation 2.125% 2020	21,400	21,043
Panama (Republic of) 4.50% 2050[9]	1,975	1,825
Portuguese Republic 5.125% 2024	51,410	53,540
Portuguese Republic 4.10% 2045	€1,250	1,709
Qatar (State of) 4.50% 2028[2]	$7,070	7,229
Qatar (State of) 5.103% 2048[2]	11,800	12,007
Saudi Arabia (Kingdom of) 3.628% 2027[2]	5,000	4,787
Saudi Arabia (Kingdom of) 3.625% 2028[2]	11,435	10,758
Saudi Arabia (Kingdom of) 4.50% 2030[2]	11,980	11,831
Saudi Arabia (Kingdom of) 4.625% 2047[2]	4,500	4,140
Saudi Arabia (Kingdom of) 5.00% 2049[2]	6,075	5,847
United Mexican States 4.15% 2027	20,000	19,068
United Mexican States, Series M, 6.50% 2021	MXN1,520,500	71,221
		229,813
Capital Income Builder — Page 25 of 29

Bonds, notes & other debt instruments Asset-backed obligations 0.20%	Principal amount (000)	Value (000)
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[2,9]	$8,230	$8,231
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[2,9]	7,500	7,429
Aesop Funding LLC, Series 2016-1A, Class A, 2.99% 2022[2,9]	4,010	3,946
Angel Oak Capital Advisors LLC, Series 2013-9A, CLO, Class A1R, (3-month USD-LIBOR + 1.01%) 3.479% 2025[2,9,10]	3,610	3,611
CPS Auto Receivables Trust, Series 2016-A, Class B, 3.34% 2020[2,9]	1,608	1,608
CPS Auto Receivables Trust, Series 2016-A, Class C, 3.80% 2021[2,9]	1,500	1,504
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[2,9]	2,395	2,408
CWABS, Inc., Series 2004-15, Class AF6, 4.613% 2035[9]	89	90
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2A, FSA insured, (1-month USD-LIBOR + 0.19%) 2.470% 2035[9,10]	82	80
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2A1A, FSA insured, (1-month USD-LIBOR + 0.14%) 2.420% 2036[9,10]	4,002	3,809
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD-LIBOR + 0.14%) 2.420% 2037[9,10]	5,238	4,990
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD-LIBOR + 0.15%) 2.430% 2037[9,10]	11,089	10,700
DRB Prime Student Loan Trust, Series 2015-D, Class A3, 2.50% 2036[2,9]	386	384
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[2,9]	798	799
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[2,9]	4,475	4,487
Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.19% 2022[2,9]	1,507	1,508
Drivetime Auto Owner Trust, Series 2017-3A, Class A, 1.73% 2020[2,9]	994	993
Drivetime Auto Owner Trust, Series 2016-1A, Class C, 3.54% 2021[2,9]	170	170
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[2,9]	680	681
Drivetime Auto Owner Trust, Series 2016-2A, Class C, 3.67% 2022[2,9]	551	552
Emerson Park Ltd., Series 2013-1A, CLO, Class A1AR, (3-month USD-LIBOR + 0.98%) 3.416% 2025[2,9,10]	1,365	1,365
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 2022[2,9]	3,810	3,788
Exeter Automobile Receivables Trust, Series 2014-3A, Class C, 4.17% 2020[2,9]	803	806
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[2,9]	7,000	6,820
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[2,9]	22,965	22,793
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[2,9]	45,110	43,686
IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-H1, Class A1, FSA insured, (1-month USD-LIBOR + 0.16%) 2.441% 2037[9,10]	7,834	7,535
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA6, 5.68% 2037[9]	2,377	2,331
RAMP Trust, Series 2004-RS12, Class AI6, 4.547% 2034[9]	—	—
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[9]	3,074	3,072
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[9]	1,855	1,849
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[9]	3,329	3,328
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[9]	7,550	7,555
SLM Private Credit Student Loan Trust, Series 2008-7, Class A4, (3-month USD-LIBOR + 0.90%) 3.390% 2023[9,10]	4,546	4,553
SLM Private Credit Student Loan Trust, Series 2012-2, Class A, (1-month USD-LIBOR + 0.70%) 2.981% 2029[9,10]	385	384
Symphony Ltd., Series 2013-12A, CLO, Class AR, (3-month USD-LIBOR + 1.03%) 3.466% 2025[2,9,10]	15,383	15,385
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[2,9]	783	780
Voya Ltd., Series 2014-3A, CLO, Class A1R, (3-month USD-LIBOR + 0.72%) 3.210% 2026[2,9,10]	15,766	15,770
Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.29% 2021[2,9]	336	336
		200,116
Federal agency bonds & notes 0.06%
Fannie Mae 1.25% 2021	30,500	29,132
Fannie Mae 2.125% 2026	37,230	34,542
		63,674
Capital Income Builder — Page 26 of 29

Bonds, notes & other debt instruments Municipals 0.05% Illinois 0.02%	Principal amount (000)	Value (000)
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[9]	$24,030	$22,714
New Jersey 0.02%
Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	15,000	14,979
California 0.01%
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,875	3,779
South Carolina 0.00%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2055	1,605	1,659
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	1,000	1,059
		2,718
Washington 0.00%
Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2015-B, 2.814% 2024	1,565	1,512
		45,702
Total bonds, notes & other debt instruments (cost: $26,056,863,000)		25,268,291
Short-term securities 4.20%
CAFCO, LLC 2.25%–2.26% due 11/28/2018–12/10/2018[2]	100,000	99,781
Chariot Funding, LLC 2.45% due 1/16/2019[2]	37,000	36,803
Ciesco LLC 2.45% due 1/15/2019[2]	68,000	67,647
Coca-Cola Co. 2.27%–2.42% due 1/3/2019–1/23/2019[2]	50,000	49,755
ExxonMobil Corp. 2.22% due 11/26/2018	75,000	74,879
Federal Farm Credit Banks 1.99%–2.03% due 11/2/2018–11/21/2018	75,000	74,966
Federal Home Loan Bank 2.02%–2.30% due 11/1/2018–1/29/2019	1,528,200	1,525,153
Freddie Mac 1.98%–2.27% due 11/2/2018–1/18/2019	175,000	174,814
General Dynamics Corp. 2.22% due 11/6/2018[2]	125,000	124,954
IBM Corp. 2.29% due 12/17/2018[2]	72,400	72,183
IBM Credit LLC 2.30% due 12/14/2018[2]	50,000	49,859
John Deere Ltd. 2.48% due 1/23/2019[2]	3,100	3,082
Jupiter Securitization Co., LLC 2.30% due 11/27/2018[2]	107,200	107,015
Merck & Co. Inc. 2.38% due 1/15/2019–1/22/2019[2]	86,500	86,051
National Rural Utilities Cooperative Finance Corp. 2.31% due 12/7/2018	75,000	74,822
Paccar Financial Corp. 2.21% due 11/5/2018	50,000	49,985
Pfizer Inc. 2.32% due 1/17/2019[2]	24,000	23,878
Procter & Gamble Co. 2.21% due 12/13/2018[2]	30,000	29,918
Swedbank AB 2.17% due 11/1/2018	14,800	14,799
U.S. Treasury Bills 1.98%–2.41% due 11/1/2018–4/25/2019	1,456,300	1,449,574
Total short-term securities (cost: $4,190,127,000)		4,189,918
Total investment securities 100.79% (cost: $94,756,697,000)		100,444,928
Other assets less liabilities (0.79)%		(791,261)
Net assets 100.00%		$99,653,667
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Capital Income Builder — Page 27 of 29

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[14] (000)	Value at 10/31/2018[15] (000)	Unrealized (depreciation) appreciation at 10/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	11,579	January 2019	$2,315,800	$2,439,188	$(96)
5 Year U.S. Treasury Note Futures	Long	18,573	January 2019	1,857,300	2,087,286	(4,992)
10 Year U.S. Treasury Note Futures	Short	25	December 2018	(2,500)	(2,961)	5
10 Year Ultra U.S. Treasury Note Futures	Short	614	December 2018	(61,400)	(76,817)	(291)
20 Year U.S. Treasury Bond Futures	Short	136	December 2018	(13,600)	(18,785)	(47)
						$(5,421)
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 10/31/2018 (000)
Purchases (000)	Sales (000)
USD1,518	EUR1,285	Bank of New York Mellon	11/7/2018	$62
USD402,632	GBP306,225	Citibank	11/16/2018	10,943
GBP146,225	USD192,284	Morgan Stanley	11/16/2018	(5,249)
				$5,756
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 10/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 10/31/2018 (000)
3-month USD-LIBOR	3.002%	9/28/2020	$126,200	$147	$—	$147
2.683%	U.S. EFFR	9/28/2020	126,200	(111)	—	(111)
					$—	$36
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,407,683,000, which represented 2.42% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $278,192,000, which represented .28% of the net assets of the fund.
[4]	Security did not produce income during the last 12 months.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $29,484,000, which represented .03% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Step bond; coupon rate may change at a later date.
[8]	Value determined using significant unobservable inputs.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Coupon rate may change periodically.
[11]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $7,006,000, which represented .01% of the net assets of the fund.
[12]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[13]	Purchased on a TBA basis.
[14]	Notional amount is calculated based on the number of contracts and notional contract size.
[15]	Value is calculated based on the notional amount and current market price.

Capital Income Builder — Page 28 of 29

Key to abbreviations and symbols
ADR = American Depositary Receipts	GBP = British pounds
Auth. = Authority	HKD = Hong Kong dollars
CAD = Canadian dollars	LIBOR = London Interbank Offered Rate
CLO = Collateralized Loan Obligations	MXN = Mexican pesos
dba = doing business as	Ref. = Refunding
EFFR = Effective Federal Funds Rate	Rev. = Revenue
EUR/€ = Euros	TBA = To-be-announced
FDR = Fiduciary Depositary Receipts	USD/$ = U.S. dollars
G.O. = General Obligation
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2018 Capital Group. All rights reserved.
MFGEFPX-012-1218O-S66106	Capital Income Builder — Page 29 of 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital Income Builder (the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 10, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Summary investment portfolio October 31, 2018

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	59.95%
United Kingdom	11.65
Eurozone*	8.70
Switzerland	4.39
Canada	3.45
Hong Kong	1.89
Japan	1.12
China	1.08
Singapore	.99
Other countries	3.37
Short-term securities & other assets less liabilities	3.41

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 70.95%	Shares	Value (000)
Consumer staples 9.97%
Altria Group, Inc.	28,505,300	$1,853,985
Coca-Cola Co.	34,553,700	1,654,431
British American Tobacco PLC	25,479,111	1,105,175
British American Tobacco PLC (ADR)	7,866,157	341,391
Philip Morris International Inc.	16,366,100	1,441,362
Nestlé SA	12,677,971	1,071,488
Imperial Brands PLC	29,270,382	992,578
Other securities		1,479,397
		9,939,807

Financials 9.46%
Sampo Oyj, Class A	22,444,340	1,033,642
Zurich Insurance Group AG	3,291,441	1,023,561
CME Group Inc., Class A	5,365,229	983,125
JPMorgan Chase & Co.	5,207,000	567,667
Wells Fargo & Co.	9,359,300	498,196
Other securities		5,319,706
		9,425,897

Health care 9.38%
AbbVie Inc.	33,429,000	2,602,448
Novartis AG	19,230,200	1,684,826
Amgen Inc.	7,325,680	1,412,318
Abbott Laboratories	9,325,900	642,928
GlaxoSmithKline PLC	32,863,000	634,787
Gilead Sciences, Inc.	8,553,480	583,176
Pfizer Inc.	12,294,920	529,419
Johnson & Johnson	3,428,700	479,984
AstraZeneca PLC	4,669,948	357,551
AstraZeneca PLC (ADR)	2,841,600	110,197
Other securities		306,570
		9,344,204

Energy 7.19%
Royal Dutch Shell PLC, Class B	47,639,755	1,561,909
Royal Dutch Shell PLC, Class A (GBP denominated)	13,464,305	430,338
Royal Dutch Shell PLC, Class B (ADR)	1,444,300	94,905
Exxon Mobil Corp.	15,933,815	1,269,606
TOTAL SA	8,820,745	519,123
Enbridge Inc. (CAD denominated)	12,396,985	386,285

8	Capital Income Builder

	Shares	Value (000)
Enbridge Inc. (CAD denominated)[1]	2,864,838	$89,267
TransCanada Corp.	12,593,065	474,853
Other securities		2,338,521
		7,164,807

Information technology 6.48%
Microsoft Corp.	14,524,940	1,551,409
Broadcom Inc.	6,282,700	1,404,121
Intel Corp.	22,943,450	1,075,589
Taiwan Semiconductor Manufacturing Co., Ltd.	90,212,800	682,216
Other securities		1,740,328
		6,453,663

Utilities 5.70%
Engie SA	47,456,341	632,923
Engie SA, bonus shares[2]	12,061,353	160,862
SSE PLC	44,315,320	646,590
Dominion Energy, Inc.	8,972,308	640,802
E.On SE	63,727,000	617,576
National Grid PLC	45,299,247	480,119
Other securities		2,502,999
		5,681,871

Communication services 5.61%
Verizon Communications Inc.	34,318,684	1,959,254
Vodafone Group PLC	362,938,764	685,749
AT&T Inc.	17,010,210	521,873
Other securities		2,422,913
		5,589,789

Real estate 4.89%
Crown Castle International Corp. REIT	10,066,938	1,094,679
Link Real Estate Investment Trust REIT	65,373,896	579,382
Other securities		3,200,489
		4,874,550

Industrials 4.15%
Lockheed Martin Corp.	3,776,974	1,109,864
Other securities		3,028,177
		4,138,041

Consumer discretionary 3.48%
Las Vegas Sands Corp.	14,921,000	761,419
McDonald’s Corp.	2,806,100	496,399
Other securities		2,206,732
		3,464,550

Materials 2.13%
Rio Tinto PLC	18,146,000	882,192
Other securities		1,245,648
		2,127,840

Miscellaneous 2.51%
Other common stocks in initial period of acquisition		2,501,249

Total common stocks (cost: $64,218,754,000)		70,706,268

Preferred securities 0.01%
Financials 0.01%
Other securities		8,515

Total preferred securities (cost: $13,000,000)		8,515

Rights & warrants 0.00%
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		127

Total rights & warrants (cost: $28,000)		127

Capital Income Builder	9

Convertible stocks 0.27%	Shares	Value (000)
Real estate 0.12%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	113,927	$119,054

Utilities 0.03%
Other securities		36,123

Miscellaneous 0.12%
Other convertible stocks in initial period of acquisition		116,632

Total convertible stocks (cost: $277,925,000)		271,809

Bonds, notes & other debt instruments 25.36%	Principal amount (000)
U.S. Treasury bonds & notes 15.43%
U.S. Treasury 14.39%
U.S. Treasury 1.75% 2022	$675,000	647,521
U.S. Treasury 1.875% 2022	806,000	777,282
U.S. Treasury 2.00% 2024[3]	850,000	805,774
U.S. Treasury 2.125% 2024	893,500	849,522
U.S. Treasury 2.125% 2024	750,000	714,285
U.S. Treasury 1.13%–8.75% 2019–2048[3]	9,998,933	10,541,491
		14,335,875

U.S. Treasury inflation-protected securities 1.04%
U.S. Treasury Inflation-Protected Securities 0.38%–2.38% 2023–2047[4]	1,092,421	1,037,268

Total U.S. Treasury bonds & notes		15,373,143

Corporate bonds & notes 5.91%
Health care 0.99%
AbbVie Inc. 2.30%–4.88% 2020–2048	64,402	61,375
Amgen Inc. 1.85% 2021	2,750	2,633
Novartis AG 5.125% 2019	15,000	15,095
Other securities		904,338
		983,441

Energy 0.92%
Exxon Mobil Corp. 2.222% 2021	7,750	7,575
Royal Dutch Shell PLC 1.75% 2021	10,865	10,418
Other securities		895,965
		913,958

Communication services 0.61%
Verizon Communications Inc. 4.13%–4.50% 2027–2046	35,441	34,215
Other securities		578,811
		613,026

Consumer staples 0.56%
Altria Group, Inc. 2.63%–9.25% 2019–2026	17,849	17,797
British American Tobacco PLC 2.76%–4.54% 2022–2047[1]	79,560	72,621
Coca-Cola Co. 2.20% 2022	5,250	5,069
Nestle Holdings, Inc. 3.35% 2023[1]	14,000	13,916
Philip Morris International Inc. 2.00%–4.25% 2020–2044	40,485	38,412
Reynolds American Inc. 3.25%–5.85% 2020–2045	42,917	43,120
Other securities		362,572
		553,507

Industrials 0.22%
Lockheed Martin Corp. 1.85%–4.70% 2018–2046	23,145	23,024
Other securities		200,777
		223,801

10	Capital Income Builder

	Principal amount (000)	Value (000)
Information technology 0.12%
Broadcom Ltd. 3.00%–3.88% 2022–2028	$57,740	$54,223
Microsoft Corp. 1.55%–3.70% 2021–2046	10,135	9,771
Other securities		56,273
		120,267

Other 2.49%
Other securities		2,479,865

Total corporate bonds & notes		5,887,865

Mortgage-backed obligations 3.48%
Federal agency mortgage-backed obligations 3.37%
Fannie Mae 0%–7.50% 2020–2048[5,6,7]	1,632,110	1,653,263
Other securities		1,713,664
		3,366,927

Other 0.11%
Other securities		101,051

Total mortgage-backed obligations		3,467,978

Federal agency bonds & notes 0.06%
Fannie Mae 1.25%–2.13% 2021–2026	67,730	63,674

Other 0.48%
Other securities		475,631

Total bonds, notes & other debt instruments (cost: $26,056,863,000)		25,268,291

Short-term securities 4.20%
Coca-Cola Co. 2.27%–2.42% due 1/3/2019–1/23/2019[1]	50,000	49,755
ExxonMobil Corp. 2.22% due 11/26/2018	75,000	74,879
Federal Home Loan Bank 2.02%–2.30% due 11/1/2018–1/29/2019	1,528,200	1,525,153
U.S. Treasury Bills 1.98%–2.41% due 11/1/2018–4/25/2019	1,456,300	1,449,574
Other securities		1,090,557

Total short-term securities (cost: $4,190,127,000)		4,189,918

Total investment securities 100.79% (cost: $94,756,697,000)		100,444,928
Other assets less liabilities (0.79)%		(791,261)

Net assets 100.00%		$99,653,667

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $7,006,000, which represented ..01% of the net assets of the fund.

Capital Income Builder	11

Futures contracts

		Number of		Notional amount [8]	Value at 10/31/2018 [9]	Unrealized (depreciation) appreciation at 10/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	11,579	January 2019	$2,315,800	$2,439,188	$(96)
5 Year U.S. Treasury Note Futures	Long	18,573	January 2019	1,857,300	2,087,286	(4,992)
10 Year U.S. Treasury Note Futures	Short	25	December 2018	(2,500)	(2,961)	5
10 Year Ultra U.S. Treasury Note Futures	Short	614	December 2018	(61,400)	(76,817)	(291)
20 Year U.S. Treasury Bond Futures	Short	136	December 2018	(13,600)	(18,785)	(47)
						$(5,421)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2018 (000)
USD1,518	EUR1,285	Bank of New York Mellon	11/7/2018	$62
USD402,632	GBP306,225	Citibank	11/16/2018	10,943
GBP146,225	USD192,284	Morgan Stanley	11/16/2018	(5,249)
				$5,756

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 10/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 10/31/2018 (000)
3-month USD-LIBOR	3.002%	9/28/2020	$126,200	$147	$—	$147
2.683%	U.S. EFFR	9/28/2020	126,200	(111)	—	(111)
					$—	$36

12	Capital Income Builder

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended October 31, 2018, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 10/31/2018 (000)
Common stocks 1.18%
Consumer staples 0.02%
Convenience Retail Asia Ltd.	51,330,000	—	—	51,330,000	$—	$(2,152)	$1,242	$21,600
Financials 0.00%
Sampo Oyj, Class A10	31,293,932	834,231	9,683,823	22,444,340	(2,437)	(176,989)	90,324	—
Energy 0.11%
Whitecap Resources Inc.	21,385,000	1,344,000	600,500	22,128,500	(3,574)	(47,219)	5,450	108,251
Information technology 0.40%
VTech Holdings Ltd.	20,089,300	—	—	20,089,300	—	(49,894)	16,071	235,683
Vanguard International Semiconductor Corp.	114,815,725	15,100,000	44,900,030	85,015,695	5,898	(5,717)	10,158	156,607
								392,290
Utilities 0.00%
EDP - Energias de Portugal, SA10	184,855,751	7,640,902	192,496,653	—	34,384	17,462	44,275	—
SSE PLC[10]	53,393,871	9,475,000	18,553,551	44,315,320	(84,454)	(67,634)	50,147	—
								—
Communication services 0.19%
Euskaltel, SA, non-registered shares	—	11,611,000	—	11,611,000	—	(11,599)	2,037	97,319
Gannett Co., Inc.	8,547,400	—	—	8,547,400	—	8,547	5,470	82,910
Zegona Communications PLC	—	7,573,166	—	7,573,166	—	(702)	—	10,648
Com Hem Holding AB10	14,281,000	—	14,281,000	—	88,486	(68,033)	9,984	—
Modern Times Group MTG AB, Class B10	3,156,462	561,500	118,690	3,599,272	(1,057)	(6,290)	5,350	—
								190,877
Consumer discretionary 0.46%
Six Flags Entertainment Corp.	6,035,558	—	3,035,558	3,000,000	60,266	(75,217)	17,679	161,580
Greene King PLC	24,691,512	—	—	24,691,512	—	(25,104)	10,816	152,312
Dine Brands Global, Inc.[11]	1,095,551	—	—	1,095,551	—	36,624	3,133	88,783
AA PLC	37,969,677	11,058,082	13,590,000	35,437,759	(33,503)	1,442	739	45,342
Leifheit AG, non-registered shares	640,000	—	2,730	637,270	(25)	(11,285)	784	11,405
Marston’s PLC[10]	50,687,428	—	31,191,228	19,496,200	(22,680)	21,292	3,968	—
								459,422
Total common stocks								1,172,440
Bonds, notes & other debt instruments 0.00%
Utilities 0.00%
EDP Finance BV 3.625% 2024[1,10]	$15,450,000	—	—	$15,450,000	—	(1,037)	567	—
Total 1.18%					$41,304	$(463,505)	$278,194	$1,172,440

Capital Income Builder	13

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,407,683,000, which represented 2.42% of the net assets of the fund.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $278,192,000, which represented .28% of the net assets of the fund.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $29,484,000, which represented .03% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Purchased on a TBA basis.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.
[10]	Unaffiliated issuer at 10/31/2018.
[11]	This security changed its name during the reporting period.

Key to abbreviations and symbol

ADR = American Depositary Receipts
EFFR = Effective Federal Funds Rate
EUR = Euros
GBP = British pounds
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements

14	Capital Income Builder

Financial statements

Statement of assets and liabilities at October 31, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $93,300,068)	$99,272,488
Affiliated issuers (cost: $1,456,629)	1,172,440	$100,444,928
Cash		3,762
Cash denominated in currencies other than U.S. dollars (cost: $5,395)		5,398
Unrealized appreciation on open forward currency contracts		11,005
Receivables for:
Sales of investments	1,696,442
Sales of fund’s shares	57,252
Variation margin on futures contracts	403
Variation margin on swap contracts	90
Dividends and interest	428,598
Other	716	2,183,501
		102,648,594
Liabilities:
Unrealized depreciation on open forward currency contracts		5,249
Payables for:
Purchases of investments	2,842,192
Repurchases of fund’s shares	91,017
Investment advisory services	17,228
Services provided by related parties	25,258
Trustees’ deferred compensation	1,621
Variation margin on futures contracts	5,510
Variation margin on swap contracts	96
Other	6,756	2,989,678
Net assets at October 31, 2018		$99,653,667

Net assets consist of:
Capital paid in on shares of beneficial interest		$94,370,365
Total distributable earnings		5,283,302
Net assets at October 31, 2018		$99,653,667

See notes to financial statements

Capital Income Builder	15

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,717,890 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$63,345,520	1,091,940		$58.01
Class C	3,888,788	66,968		58.07
Class T	10	—	*	58.02
Class F-1	3,996,374	68,899		58.00
Class F-2	9,869,077	170,231		57.97
Class F-3	3,722,840	64,178		58.01
Class 529-A	2,238,140	38,597		57.99
Class 529-C	425,056	7,325		58.03
Class 529-E	84,269	1,453		58.00
Class 529-T	10	—	*	58.02
Class 529-F-1	104,256	1,798		58.00
Class R-1	100,486	1,732		58.00
Class R-2	486,571	8,390		58.00
Class R-2E	40,108	694		57.77
Class R-3	857,642	14,787		58.00
Class R-4	732,479	12,632		57.99
Class R-5E	20,285	350		57.94
Class R-5	213,714	3,682		58.04
Class R-6	9,528,042	164,234		58.01

*	Amount less than one thousand.

See notes to financial statements

16	Capital Income Builder

Statement of operations for the year ended October 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $128,503; also includes $277,627 from affiliates)	$3,219,662
Interest (includes $567 from affiliates)	780,443	$4,000,105
Fees and expenses*:
Investment advisory services	240,604
Distribution services	252,163
Transfer agent services	82,773
Administrative services	25,544
Reports to shareholders	3,100
Registration statement and prospectus	1,647
Trustees’ compensation	550
Auditing and legal	284
Custodian	5,687
Other	2,515	614,867
Net investment income		3,385,238

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(310,737)
Affiliated issuers	41,304
Futures contracts	(49)
Forward currency contracts	13,594
Swap contracts	(1)
Currency transactions	(13,605)	(269,494)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(5,894,403)
Affiliated issuers	(463,505)
Futures contracts	(5,421)
Forward currency contracts	2,957
Swap contracts	36
Currency translations	(2,822)	(6,363,158)
Net realized loss and unrealized depreciation		(6,632,652)
Net decrease in net assets resulting from operations		$(3,247,414)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2018	2017
Operations:
Net investment income	$3,385,238	$3,525,400
Net realized (loss) gain	(269,494)	4,475,946
Net unrealized (depreciation) appreciation	(6,363,158)	4,602,328
Net (decrease) increase in net assets resulting from operations	(3,247,414)	12,603,674
Distributions paid to shareholders	(5,049,369)	(3,449,826)
Net capital share transactions	377,322	(973,184)
Total (decrease) increase in net assets	(7,919,461)	8,180,664
Net assets:
Beginning of year	107,573,128	99,392,464
End of year	$99,653,667	$107,573,128

See notes to financial statements

Capital Income Builder	17

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

18	Capital Income Builder

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

Capital Income Builder	19

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2018 (dollars in thousands):

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	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer staples	$9,939,807	$—	$—	$9,939,807
Financials	9,425,897	—	—	9,425,897
Health care	9,344,204	—	—	9,344,204
Energy	7,164,807	—	—	7,164,807
Information technology	6,453,663	—	—	6,453,663
Utilities	5,521,009	160,862	—	5,681,871
Communication services	5,589,520	269	—	5,589,789
Real estate	4,772,611	101,939	—	4,874,550
Industrials	4,138,041	—	—	4,138,041
Consumer discretionary	3,464,550	—	—	3,464,550
Materials	2,127,840	—	—	2,127,840
Miscellaneous	2,500,625	624	—	2,501,249
Preferred securities	—	8,515	—	8,515
Rights & warrants	—	—	127	127
Convertible stocks	271,809	—	—	271,809
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	15,373,143	—	15,373,143
Corporate bonds & notes	—	5,885,478	2,387	5,887,865
Mortgage-backed obligations	—	3,467,978	—	3,467,978
Federal agency bonds & notes	—	63,674	—	63,674
Other	—	475,631	—	475,631
Short-term securities	—	4,189,918	—	4,189,918
Total	$70,714,383	$29,728,031	$2,514	$100,444,928

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5	$—	$—	$5
Unrealized appreciation on open forward currency contracts	—	11,005	—	11,005
Unrealized appreciation on interest rate swaps	—	147	—	147
Liabilities:
Unrealized depreciation on futures contracts	(5,426)	—	—	(5,426)
Unrealized depreciation on open forward currency contracts	—	(5,249)	—	(5,249)
Unrealized depreciation on interest rate swaps	—	(111)	—	(111)
Total	$(5,421)	$5,792	$—	$371

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

22	Capital Income Builder

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $3,668,600,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $488,876,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $252,400,000.

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The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, forward currency contracts and interest rate swaps as of, or for the year ended, October 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$5	Unrealized depreciation*	$5,426
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	11,005	Unrealized depreciation on open forward currency contracts	5,249
Swaps	Interest	Unrealized appreciation*	147	Unrealized depreciation*	111
			$11,157		$10,786

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(49)	Net unrealized depreciation on futures contracts	$(5,421)
Forward currency	Currency	Net realized gain on forward currency contracts	13,594	Net unrealized appreciation on forward currency contracts	2,957
Swaps	Interest	Net realized loss on swap contracts	(1)	Net unrealized appreciation on swap contracts	36
			$13,544		$(2,428)

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of New York Mellon	$62	$—	$—	$—	$62
Citibank	10,943	—	—	(10,200)	743
Total	$11,005	$—	$—	$(10,200)	$805

24	Capital Income Builder

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Morgan Stanley	$5,249	$—	$—	$—	$5,249

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2018, the fund reclassified $36,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$572,023
Capital loss carryforward*	(418,067)
Gross unrealized appreciation on investments	11,915,912
Gross unrealized depreciation on investments	(6,782,470)
Net unrealized appreciation on investments	5,133,442
Cost of investments	95,311,857

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

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Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2018						Year ended October 31, 2017
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$2,406,031		$892,642		$3,298,673		$2,359,038		$—	$2,359,038
Class B1							391		—	391
Class C	121,377		61,815		183,192		137,803		—	137,803
Class T2	—	[3]	—	[3]	—	[3]	—	[3]	—	—	[3]
Class F-1	154,917		59,130		214,047		150,862		—	150,862
Class F-2	350,708		115,706		466,414		297,859		—	297,859
Class F-3[4]	133,976		40,712		174,688		46,662		—	46,662
Class 529-A	82,197		30,755		112,952		73,407		—	73,407
Class 529-B1							31		—	31
Class 529-C	12,486		6,614		19,100		17,038		—	17,038
Class 529-E	2,915		1,185		4,100		2,804		—	2,804
Class 529-T2	—	[3]	—	[3]	—	[3]	—	[3]	—	—	[3]
Class 529-F-1	3,529		1,192		4,721		2,999		—	2,999
Class R-1	3,035		1,528		4,563		3,264		—	3,264
Class R-2	14,768		7,308		22,076		15,694		—	15,694
Class R-2E	1,105		420		1,525		594		—	594
Class R-3	30,165		12,730		42,895		30,361		—	30,361
Class R-4	27,250		10,484		37,734		26,460		—	26,460
Class R-5E	551		144		695		292		—	292
Class R-5	8,841		2,984		11,825		8,225		—	8,225
Class R-6	344,273		105,896		450,169		276,042		—	276,042
Total	$3,698,124		$1,351,245		$5,049,369		$3,449,826		$—	$3,449,826

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of average daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $100,000,000 of the fund’s monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2018, the investment advisory services fee was $240,604,000, which was equivalent to an annualized rate of 0.226% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

26	Capital Income Builder

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended October 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$172,098	$56,616		$6,912		Not applicable
Class C	45,445	3,784		2,277		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	11,282	5,413		2,259		Not applicable
Class F-2	Not applicable	10,003		4,805		Not applicable
Class F-3	Not applicable	161		1,783		Not applicable
Class 529-A	5,573	1,727		1,198		$1,582
Class 529-C	5,038	389		255		336
Class 529-E	457	31		46		61
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	70		49		64
Class R-1	1,137	117		57		Not applicable
Class R-2	4,103	1,931		275		Not applicable
Class R-2E	220	75		18		Not applicable
Class R-3	4,827	1,492		484		Not applicable
Class R-4	1,983	814		397		Not applicable
Class R-5E	Not applicable	23		8		Not applicable
Class R-5	Not applicable	123		120		Not applicable
Class R-6	Not applicable	4		4,601		Not applicable
Total class-specific expenses	$252,163	$82,773		$25,544		$2,043

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $550,000 in the fund’s statement of operations reflects $448,000 in current fees (either paid in cash or deferred) and a net increase of $102,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2018.

28	Capital Income Builder

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2018

Class A	$3,764,962	61,158		$3,228,495		52,447		$(9,797,230)	(159,923)	$(2,803,773)	(46,318)
Class C	393,400	6,373		179,632		2,907		(1,409,518)	(22,897)	(836,486)	(13,617)
Class T	—	—		—		—		—	—	—	—
Class F-1	740,612	11,996		208,019		3,378		(1,320,599)	(21,562)	(371,968)	(6,188)
Class F-2	3,723,446	60,975		445,452		7,252		(2,454,044)	(40,114)	1,714,854	28,113
Class F-3	1,439,148	23,317		161,440		2,628		(664,682)	(10,878)	935,906	15,067
Class 529-A	406,239	6,515		112,927		1,836		(395,729)	(6,451)	123,437	1,900
Class 529-C	51,231	831		19,097		309		(297,991)	(4,758)	(227,663)	(3,618)
Class 529-E	9,698	157		4,099		67		(17,331)	(282)	(3,534)	(58)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	33,193	548		4,720		77		(18,956)	(309)	18,957	316
Class R-1	11,129	181		4,558		74		(29,786)	(485)	(14,099)	(230)
Class R-2	100,899	1,640		22,035		356		(180,748)	(2,945)	(57,814)	(949)
Class R-2E	19,250	315		1,525		25		(10,753)	(174)	10,022	166
Class R-3	162,374	2,641		42,838		695		(299,777)	(4,887)	(94,565)	(1,551)
Class R-4	152,327	2,480		37,704		613		(233,910)	(3,808)	(43,879)	(715)
Class R-5E	12,196	200		695		12		(2,424)	(40)	10,467	172
Class R-5	61,050	984		11,778		191		(82,755)	(1,341)	(9,927)	(166)
Class R-6	2,073,825	33,633		450,024		7,327		(496,463)	(8,040)	2,027,386	32,920
Total net increase (decrease)	$13,154,979	213,944		$4,935,039		80,194		$(17,712,696)	(288,894)	$377,322	5,244

Year ended October 31, 2017

Class A	$4,887,638	81,385		$2,296,902		38,145		$(11,036,777)	(183,874)	$(3,852,237)	(64,344)
Class B3	163	3		387		7		(89,681)	(1,524)	(89,131)	(1,514)
Class C	556,915	9,263		134,195		2,230		(1,931,873)	(32,149)	(1,240,763)	(20,656)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	1,108,562	18,461		145,692		2,419		(1,281,882)	(21,259)	(27,628)	(379)
Class F-2	4,559,434	76,072		279,493		4,645		(4,173,596)	(69,237)	665,331	11,480
Class F-3[5]	3,181,060	52,158		41,557		670		(230,443)	(3,717)	2,992,174	49,111
Class 529-A	214,315	3,571		73,395		1,219		(324,159)	(5,382)	(36,449)	(592)
Class 529-B3	56	1		31		1		(8,620)	(147)	(8,533)	(145)
Class 529-C	67,350	1,122		17,031		283		(122,570)	(2,041)	(38,189)	(636)
Class 529-E	9,527	158		2,803		46		(14,408)	(239)	(2,078)	(35)
Class 529-T4	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class 529-F-1	22,284	372		2,998		49		(15,108)	(251)	10,174	170
Class R-1	14,132	235		3,261		54		(39,229)	(654)	(21,836)	(365)
Class R-2	117,654	1,962		15,667		260		(229,441)	(3,819)	(96,120)	(1,597)
Class R-2E	28,017	467		594		10		(8,884)	(150)	19,727	327
Class R-3	235,826	3,927		30,286		503		(322,016)	(5,363)	(55,904)	(933)
Class R-4	219,302	3,658		26,445		439		(229,472)	(3,819)	16,275	278
Class R-5E	11,009	188		291		5		(865)	(15)	10,435	178
Class R-5	73,654	1,231		8,188		136		(68,854)	(1,143)	12,988	224
Class R-6	1,713,253	28,431		276,036		4,582		(1,220,729)	(20,092)	768,560	12,921
Total net increase (decrease)	$17,020,171	282,665		$3,355,252		55,703		$(21,348,607)	(354,875)	$(973,184)	(16,507)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

Capital Income Builder	29

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $66,254,060,000 and $68,037,166,000, respectively, during the year ended October 31, 2018.

30	Capital Income Builder

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class A:
10/31/2018	$62.81	$1.95	$(3.81)	$(1.86)	$(2.15)	$(.79)	$(2.94)	$58.01	(3.16)%	$63,346		.58%		3.18%
10/31/2017	57.48	2.07	5.29	7.36	(2.03)	—	(2.03)	62.81	13.00	71,498		.59		3.43
10/31/2016	57.96	1.91	(.37)	1.54	(2.02)	—	(2.02)	57.48	2.74	69,127		.60		3.34
10/31/2015	60.76	1.97	(2.38)	(.41)	(2.39)	—	(2.39)	57.96	(.69)	70,041		.59		3.31
10/31/2014	58.25	2.64	2.28	4.92	(2.41)	—	(2.41)	60.76	8.64	70,314		.62		4.44
Class C:
10/31/2018	62.86	1.47	(3.83)	(2.36)	(1.64)	(.79)	(2.43)	58.07	(3.94)	3,889		1.37		2.39
10/31/2017	57.51	1.59	5.30	6.89	(1.54)	—	(1.54)	62.86	12.12	5,065		1.39		2.64
10/31/2016	57.98	1.46	(.37)	1.09	(1.56)	—	(1.56)	57.51	1.92	5,822		1.40		2.54
10/31/2015	60.77	1.50	(2.39)	(.89)	(1.90)	—	(1.90)	57.98	(1.48)	6,367		1.38		2.51
10/31/2014	58.25	2.17	2.27	4.44	(1.92)	—	(1.92)	60.77	7.78	7,027		1.42		3.66
Class T:
10/31/2018	62.83	2.09	(3.83)	(1.74)	(2.28)	(.79)	(3.07)	58.02	(2.96)[4]	—	[5]	.36	[4]	3.40	[4]
10/31/2017[6,7]	59.80	1.26	2.83	4.09	(1.06)	—	(1.06)	62.83	6.87 [4,8]	—	[5]	.38	[4,9]	3.59	[4,9]
Class F-1:
10/31/2018	62.81	1.91	(3.83)	(1.92)	(2.10)	(.79)	(2.89)	58.00	(3.26)	3,996		.66		3.11
10/31/2017	57.48	2.02	5.30	7.32	(1.99)	—	(1.99)	62.81	12.92	4,716		.67		3.35
10/31/2016	57.96	1.87	(.37)	1.50	(1.98)	—	(1.98)	57.48	2.66	4,338		.67		3.26
10/31/2015	60.77	1.93	(2.39)	(.46)	(2.35)	—	(2.35)	57.96	(.76)	3,987		.65		3.25
10/31/2014	58.25	2.69	2.19	4.88	(2.36)	—	(2.36)	60.77	8.57	3,445		.69		4.53
Class F-2:
10/31/2018	62.78	2.06	(3.82)	(1.76)	(2.26)	(.79)	(3.05)	57.97	(3.00)	9,869		.39		3.37
10/31/2017	57.45	2.18	5.29	7.47	(2.14)	—	(2.14)	62.78	13.22	8,922		.41		3.61
10/31/2016	57.94	2.01	(.36)	1.65	(2.14)	—	(2.14)	57.45	2.93	7,506		.40		3.50
10/31/2015	60.74	2.08	(2.38)	(.30)	(2.50)	—	(2.50)	57.94	(.49)	5,284		.40		3.50
10/31/2014	58.23	2.59	2.44	5.03	(2.52)	—	(2.52)	60.74	8.86	4,496		.42		4.37
Class F-3:
10/31/2018	62.81	2.13	(3.82)	(1.69)	(2.32)	(.79)	(3.11)	58.01	(2.88)	3,723		.29		3.47
10/31/2017[6,10]	58.52	1.66	4.27	5.93	(1.64)	—	(1.64)	62.81	10.23 [8]	3,085		.30	[9]	3.53	[9]
Class 529-A:
10/31/2018	62.79	1.91	(3.82)	(1.91)	(2.10)	(.79)	(2.89)	57.99	(3.24)	2,238		.66		3.11
10/31/2017	57.47	2.02	5.29	7.31	(1.99)	—	(1.99)	62.79	12.91	2,304		.67		3.36
10/31/2016	57.94	1.86	(.36)	1.50	(1.97)	—	(1.97)	57.47	2.66	2,143		.69		3.25
10/31/2015	60.74	1.91	(2.38)	(.47)	(2.33)	—	(2.33)	57.94	(.80)	2,170		.68		3.22
10/31/2014	58.23	2.58	2.28	4.86	(2.35)	—	(2.35)	60.74	8.56	2,229		.72		4.35

See end of table for footnotes.

Capital Income Builder	31

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class 529-C:
10/31/2018	$62.77	$1.43	$(3.81)	$(2.38)	$(1.57)	$(.79)	$(2.36)	$58.03	(3.97)%	$425		1.42%		2.33%
10/31/2017	57.44	1.56	5.29	6.85	(1.52)	—	(1.52)	62.77	12.06	687		1.44		2.59
10/31/2016	57.91	1.42	(.37)	1.05	(1.52)	—	(1.52)	57.44	1.86	665		1.46		2.48
10/31/2015	60.71	1.45	(2.38)	(.93)	(1.87)	—	(1.87)	57.91	(1.55)	694		1.46		2.44
10/31/2014	58.20	2.12	2.28	4.40	(1.89)	—	(1.89)	60.71	7.71	728		1.49		3.57
Class 529-E:
10/31/2018	62.79	1.77	(3.81)	(2.04)	(1.96)	(.79)	(2.75)	58.00	(3.45)	84		.88		2.88
10/31/2017	57.47	1.88	5.29	7.17	(1.85)	—	(1.85)	62.79	12.65	95		.90		3.13
10/31/2016	57.94	1.73	(.36)	1.37	(1.84)	—	(1.84)	57.47	2.42	89		.92		3.02
10/31/2015	60.74	1.77	(2.38)	(.61)	(2.19)	—	(2.19)	57.94	(1.02)	91		.92		2.98
10/31/2014	58.23	2.44	2.28	4.72	(2.21)	—	(2.21)	60.74	8.28	94		.95		4.11
Class 529-T:
10/31/2018	62.82	2.04	(3.81)	(1.77)	(2.24)	(.79)	(3.03)	58.02	(3.01)[4]	—	[5]	.42	[4]	3.33	[4]
10/31/2017[6,7]	59.80	1.24	2.83	4.07	(1.05)	—	(1.05)	62.82	6.84 [4,8]	—	[5]	.42	[4,9]	3.55	[4,9]
Class 529-F-1:
10/31/2018	62.81	2.04	(3.82)	(1.78)	(2.24)	(.79)	(3.03)	58.00	(3.03)	104		.42		3.33
10/31/2017	57.48	2.16	5.29	7.45	(2.12)	—	(2.12)	62.81	13.17	93		.44		3.58
10/31/2016	57.96	1.99	(.37)	1.62	(2.10)	—	(2.10)	57.48	2.87	75		.46		3.47
10/31/2015	60.76	2.05	(2.38)	(.33)	(2.47)	—	(2.47)	57.96	(.55)	69		.46		3.44
10/31/2014	58.25	2.72	2.27	4.99	(2.48)	—	(2.48)	60.76	8.78	70		.49		4.58
Class R-1:
10/31/2018	62.80	1.45	(3.82)	(2.37)	(1.64)	(.79)	(2.43)	58.00	(3.94)	101		1.39		2.36
10/31/2017	57.46	1.58	5.30	6.88	(1.54)	—	(1.54)	62.80	12.10	123		1.39		2.63
10/31/2016	57.94	1.46	(.38)	1.08	(1.56)	—	(1.56)	57.46	1.91	134		1.40		2.54
10/31/2015	60.73	1.49	(2.37)	(.88)	(1.91)	—	(1.91)	57.94	(1.48)	146		1.39		2.51
10/31/2014	58.22	2.16	2.27	4.43	(1.92)	—	(1.92)	60.73	7.79	152		1.42		3.64
Class R-2:
10/31/2018	62.79	1.46	(3.82)	(2.36)	(1.64)	(.79)	(2.43)	58.00	(3.93)	487		1.39		2.37
10/31/2017	57.46	1.59	5.28	6.87	(1.54)	—	(1.54)	62.79	12.10	586		1.39		2.64
10/31/2016	57.94	1.45	(.37)	1.08	(1.56)	—	(1.56)	57.46	1.92	628		1.40		2.54
10/31/2015	60.73	1.51	(2.37)	(.86)	(1.93)	—	(1.93)	57.94	(1.44)	680		1.35		2.54
10/31/2014	58.22	2.18	2.27	4.45	(1.94)	—	(1.94)	60.73	7.79	751		1.41		3.67
Class R-2E:
10/31/2018	62.58	1.63	(3.80)	(2.17)	(1.85)	(.79)	(2.64)	57.77	(3.66)	40		1.09		2.67
10/31/2017	57.30	1.72	5.32	7.04	(1.76)	—	(1.76)	62.58	12.44	33		1.08		2.86
10/31/2016	57.88	1.60	(.33)	1.27	(1.85)	—	(1.85)	57.30	2.27	12		1.11		2.80
10/31/2015	60.71	1.75	(2.41)	(.66)	(2.17)	—	(2.17)	57.88	(1.12)	—	[5]	1.00		2.93
10/31/2014[6,11]	61.50	.16	(.41)	(.25)	(.54)	—	(.54)	60.71	(.39)[4,8]	—	[5]	.15	[4,8]	.28	[4,8]

32	Capital Income Builder

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class R-3:
10/31/2018	$62.80	$1.73	$(3.82)	$(2.09)	$(1.92)	$(.79)	$(2.71)	$58.00	(3.52)%	$858		.94%		2.82%
10/31/2017	57.47	1.86	5.29	7.15	(1.82)	—	(1.82)	62.80	12.61	1,026		.94		3.08
10/31/2016	57.95	1.70	(.37)	1.33	(1.81)	—	(1.81)	57.47	2.37	993		.96		2.97
10/31/2015	60.74	1.76	(2.38)	(.62)	(2.17)	—	(2.17)	57.95	(1.04)	994		.94		2.95
10/31/2014	58.23	2.42	2.28	4.70	(2.19)	—	(2.19)	60.74	8.26	1,049		.98		4.08
Class R-4:
10/31/2018	62.79	1.91	(3.81)	(1.90)	(2.11)	(.79)	(2.90)	57.99	(3.22)	732		.64		3.12
10/31/2017	57.46	2.04	5.29	7.33	(2.00)	—	(2.00)	62.79	12.94	838		.64		3.38
10/31/2016	57.95	1.86	(.35)	1.51	(2.00)	—	(2.00)	57.46	2.68	751		.65		3.24
10/31/2015	60.75	1.94	(2.38)	(.44)	(2.36)	—	(2.36)	57.95	(.74)	603		.64		3.25
10/31/2014	58.24	2.60	2.28	4.88	(2.37)	—	(2.37)	60.75	8.58	582		.67		4.38
Class R-5E:
10/31/2018	62.75	2.03	(3.81)	(1.78)	(2.24)	(.79)	(3.03)	57.94	(3.04)	20		.44		3.32
10/31/2017	57.45	2.18	5.27	7.45	(2.15)	—	(2.15)	62.75	13.18	11		.43		3.60
10/31/2016[6,12]	57.40	1.84	.30	2.14	(2.09)	—	(2.09)	57.45	3.82 [8]	—	[5]	.52	[9]	3.40	[9]
Class R-5:
10/31/2018	62.84	2.10	(3.82)	(1.72)	(2.29)	(.79)	(3.08)	58.04	(2.93)	214		.34		3.42
10/31/2017	57.50	2.22	5.30	7.52	(2.18)	—	(2.18)	62.84	13.29	242		.34		3.69
10/31/2016	57.98	2.11	(.44)	1.67	(2.15)	—	(2.15)	57.50	2.98	208		.37		3.68
10/31/2015	60.79	2.12	(2.40)	(.28)	(2.53)	—	(2.53)	57.98	(.45)	394		.34		3.56
10/31/2014	58.27	2.88	2.19	5.07	(2.55)	—	(2.55)	60.79	8.92	381		.38		4.85
Class R-6:
10/31/2018	62.82	2.13	(3.82)	(1.69)	(2.33)	(.79)	(3.12)	58.01	(2.88)	9,528		.29		3.48
10/31/2017	57.49	2.24	5.30	7.54	(2.21)	—	(2.21)	62.82	13.33	8,249		.30		3.72
10/31/2016	57.97	2.08	(.37)	1.71	(2.19)	—	(2.19)	57.49	3.05	6,806		.30		3.62
10/31/2015	60.77	2.14	(2.38)	(.24)	(2.56)	—	(2.56)	57.97	(.40)	5,222		.30		3.60
10/31/2014	58.26	2.76	2.33	5.09	(2.58)	—	(2.58)	60.77	8.95	4,577		.32		4.66

	Year ended October 31
Portfolio turnover rate for all share classes[13]	2018	2017	2016	2015	2014
Excluding mortgage dollar roll transactions	37%	51%	38%	50%	Not available
Including mortgage dollar roll transactions	73%	73%	47%	63%	55%

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.68; the Class A ratio of expenses to average net assets would have been lower by .03 percentage points; and the Class A ratio of net income to average net assets would have been lower by 1.15 percentage points. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements

Capital Income Builder	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital Income Builder (the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 10, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

34	Capital Income Builder

Capital Income Builder

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-05085 and 1933 Act No. 033-12967)

(a)	Articles of Incorporation - Certificate of Trust dated 8/20/2009 – previously filed (see P/E Amendment No. 33 filed 12/30/10); and Amended and Restated Agreement and Declaration of Trust dated 9/12/17 – previously filed (see P/E Amendment No. 52 filed 12/29/17)

(b)	By-laws – Amended and Restated By-laws effective 8/28/18

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 18 filed 3/13/01)

(d)	Investment Advisory Contracts – Investment Advisory and Service Agreement dated 7/1/10

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 52 filed 12/29/17); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 52 filed 12/29/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 52 filed 12/29/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 52 filed 12/29/17); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 52 filed 12/29/17)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 10/12/18

(g)	Custodian Agreements – Form of Global Custody Agreement effective 12/21/06 – previously filed (see P/E Amendment No. 25 filed 12/29/06); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 44 filed 10/30/15)

(h-1)	Other Material Contracts - Form of Indemnification Agreement – previously filed (see P/E Amendment No. 32 filed 6/30/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 32 filed 6/30/10); and Amended and Restated Shareholder Services Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 52 filed 12/29/17)

(h-2)	Amended and Restated Administrative Services Agreement effective 1/1/18

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 32 filed 6/30/10; P/E Amendment No. 40 filed 8/28/14; P/E Amendment No. 44 filed 10/30/15; P/E Amendment No. 48 filed 12/29/16; and P/E Amendment No. 50 filed 4/6/17)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – None

(m)	Rule 12b-1 Plan – Forms of Plans of Distribution for Class A, C, F-1, 529-A, 529-C, 529-E, 529-F-1, R-1, R-2, R-3 and R-4 shares dated 7/1/10 – previously filed (see P/E Amendment No. 32 filed 6/30/10); Form of Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 40 filed 8/28/14); and Plans of Distribution for Class T Shares and Class 529-T Shares dated 4/7/17 – previously filed (see P/E Amendment No. 52 filed 12/29/17)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan effective 1/1/18

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated April 2018; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an "interested person" of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	C. Thomas Akin II	Regional Vice President	None
IRV	Laurie M. Allen	Senior Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	William C. Anderson	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Luis F. Arocha	Regional Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Bethann Beiermeister	Regional Vice President	None
LAO	Clyde O. Bell	Assistant Vice President	None
LAO	Jeb M. Bent	Vice President	None
LAO	Jerry R. Berg	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Jeffrey E. Blum	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None

LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Bradin	Vice President	None
LAO	William P. Brady	Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
LAO	William G. Bridge	Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Kevin G. Broulette	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jennifer A. Bruce	Assistant Vice President	None
LAO	Gary D. Bryce	Vice President	None
IRV	Eileen K. Buckner	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Anthony J. Camilleri	Vice President	None

LAO	Kelly V. Campbell	Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
LAO	Kevin J. Carevic	Regional Vice President	None
LAO	Jason S. Carlough	Regional Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Regional Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Ibrahim Chaudry	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Daniel A. Chodosch	Regional Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew T. Christos	Regional Vice President	None

LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Jamie A. Claypool	Regional Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
SNO	Brandon J Cone	Assistant Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Sarah D. Crews	Assistant Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Hanh M. Dao	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None

LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Assistant Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Regional Vice President	None
SNO	Bryan K. Dunham	Assistant Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Damian Eckstein	Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John A. Erickson	Assistant Vice President	None
LAO	Riley O. Etheridge, Jr.	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None

LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Bryan R. Favilla	Regional Vice President	None
LAO	Mark A. Ferraro	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	Kevin H. Folks	Vice President	None
LAO	David R. Ford	Vice President	None
LAO	William E. Ford	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
LAO	Tyler L. Furek	Regional Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Regional Vice President	None
LAO	Brian K. Geiger	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Regional Vice President	None
LAO	Kathleen D. Golden	Regional Vice President	None
SNO	Craig B. Gray	Assistant Vice President	None

LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Assistant Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
LAO	Scott A. Grouten	Regional Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Regional Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Brandon S. Hansen	Regional Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President	None
LAO	Clifford W. “Webb” Heidinger	Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
IND	Kristin S. Himsel	Regional Vice President	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Regional Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	Kevin B. Hughes	Senior Vice President	None
LAO	David K. Hummelberg	Director, Executive Vice President, Principal Operating Officer and Principal Financial Officer	None
LAO	James A. Humpherson Mollett	Regional Vice President	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Christa M. Iacono	Assistant Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None

LAO	Sarah C. Johnson	Vice President	None
LAO	Brendan M. Jonland	Vice President	None
LAO	Kathryn H. Jordan	Regional Vice President	None
LAO	David G. Jordt	Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	Wassan M. Kasey	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Regional Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
IRV	Michael C. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	James M. Kreider	Vice President	None
IRV	Theresa A. Kristiansen	Vice President	None
SNO	David D. Kuncho	Vice President	None

LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew P. Laskowski	Regional Vice President	None
LAO	Matthew N. Leeper	Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Lorin E. Liesy	Senior Vice President	None
IND	Justin L. Linder	Assistant Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None
LAO	James M. Maher	Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Jeffrey N. Malbasa	Regional Vice President	None
LAO	Usma A. Malik	Assistant Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Stephen B. May	Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Simon Mendelson	Senior Vice President	None

LAO	David A. Merrill	Assistant Vice President	None
LAO	Conrad F. Metzger	Regional Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	Tammy H. Miller	Assistant Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Regional Vice President	None
IND	Sarah J. Mishler	Assistant Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Robert P. Moffett III	Regional Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Senior Vice President	None
LAO	Christina M. Neal	Assistant Vice President	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Jeanell A. Novak	Assistant Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None

LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Peter A. Olsen	Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Regional Vice President	None
LAO	Rodney Dean Parker II	Vice President	None
LAO	Ingrid S. Parl	Regional Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President	None
LAO	David K. Petzke	Senior Vice President	None
LAO	Harry A. Phinney	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None

LAO	Keith A. Piken	Senior Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Ryan E. Radtke	Regional Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Michael D. Reynaert	Regional Vice President	None
IND	Richard Rhymaun	Vice President	None
LAO	Christopher J. Richardson	Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Vice President	None
LAO	Rochelle C. Rodriguez	Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None

LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Tracy M. Roth	Assistant Vice President	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Assistant Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None
SNO	Stacy D. Smolka	Senior Vice President	None
LAO	J. Eric Snively	Vice President	None

LAO	John A. Sobotowski	Assistant Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
IND	Andrew J. Spottiswoode	Vice President	None
LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
LAO	Ryan D. Tiernan	Vice President	None
LAO	Emily R. Tillman	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Shaun C. Tucker	Senior Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Idoya Urrutia	Vice President	None

LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Vice President	None
LAO	Veronica Vasquez	Assistant Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Srinkanth Vemuri	Senior Vice President	None
LAO	Spilios Venetsanopoulos	Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Julie A. Vogel	Regional Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None

LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None
LAO	N. Dexter Williams	Senior Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None
LAO	Connie R. Zeender	Regional Vice President	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant's investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 28th day of December, 2018.

CAPITAL INCOME BUILDER

By /s/ Donald H. Rolfe

(Donald H. Rolfe, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on December 28, 2018, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ Donald H. Rolfe (Donald H. Rolfe)	Executive Vice President

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Gregory F. Niland (Gregory F. Niland)	Treasurer

(3)	Trustees:

	Joseph C. Berenato*	Chairman of the Board (Independent and Non-Executive)
	Mary Anne Dolan*	Trustee
	John G. Freund*	Trustee
	Pedro J. Greer, Jr.*	Trustee
	R. Clark Hooper*	Trustee
	Merit E. Janow*	Trustee
	Leonade D. Jones*	Trustee
	Winnie Kwan*	Senior Vice President and Trustee
	Sung Lee*	Trustee
	Earl Lewis, Jr.*	Trustee
	Christopher E. Stone*	Trustee

*By /s/ Michael W. Stockton (Michael W. Stockton, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Austen M. Heim

(Austen M. Heim, Counsel)

POWER OF ATTORNEY

I, Joseph C. Berenato, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Group Emerging Markets Total Opportunities Fund (File No. 333-176635, File No. 811-22605)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Joseph C. Berenato

Joseph C. Berenato, Board member

POWER OF ATTORNEY

I, Mary Anne Dolan, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Mary Anne Dolan

Mary Anne Dolan, Board member

POWER OF ATTORNEY

I, John G. Freund, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ John G. Freund

John G. Freund, Board member

POWER OF ATTORNEY

I, Pedro J. Greer, Jr., the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Pedro J. Greer, Jr.

Pedro J. Greer, Jr., Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ R. Clark Hooper

R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Leonade D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Leonade D. Jones

Leonade D. Jones, Board member

POWER OF ATTORNEY

I, Winnie Kwan, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Hong Kong, China, this 1st day of January, 2019.

(City, State)

/s/ Winnie Kwan

Winnie Kwan, Board member

POWER OF ATTORNEY

I, Sung Lee, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Singapore, this 1st day of January, 2019.

(City, State)

/s/ Sung Lee

Sung Lee, Board member

POWER OF ATTORNEY

I, Earl Lewis, Jr., the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Earl Lewis, Jr.

Earl Lewis, Jr., Board member

POWER OF ATTORNEY

I, Christopher E. Stone, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Christopher E. Stone

Christopher E. Stone, Board member